COMPUDYNE CORPORATION
                                                     2530 Riva Road, Suite 201
                                                     Annapolis, MD 21401
                                                     (410) 224-4415




April 29, 2005




Dear CompuDyne Stockholder:

The following pages contain the notice of CompuDyne's Annual Meeting of Stockholders, Proxy and the Proxy Statement. Please be sure to complete, date, sign and return the enclosed Proxy promptly to ensure that your shares will be voted.

Enclosed is CompuDyne's Annual Report for the year ended December 31, 2004. This report describes in detail CompuDyne's operations and results for the past year.

You are invited to attend CompuDyne's Annual Meeting to be held Friday, May 27, 2005 at 9:30 a.m. in CompuDyne's office located at 2530 Riva Road, Suite 201 Annapolis, MD 21401.



                                                     Sincerely,




                                                     Martin A. Roenigk
                                                     Chairman

                              COMPUDYNE CORPORATION
                            2530 Riva Road, Suite 201
                               Annapolis, MD 21401

--------------------------------------------------------------------------------
                  NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

TIME ...........................................  9:30 a.m. EST
                                                  Friday, May 27, 2005

PLACE..........................................   COMPUDYNE CORPORATION
                                                  2530 Riva Road, Suite 201
                                                  Annapolis, MD 21401


ITEMS OF BUSINESS  ......................

                    1) To elect members of the Board of Directors to serve until the 2008 Annual Meeting of Stockholders.

                    2) To amend and approve the CompuDyne Corporation 1996 Stock Incentive Compensation Plan for Employees.

                    3) To approve the CompuDyne Corporation 2005 Stock Incentive Compensation Plan for Employees.

                    4) To amend and approve the CompuDyne Corporation 1996 Stock Option Plan for Non-Employee Directors.

                    5) To approve the CompuDyne Corporation 2005 Stock Option Plan for Non-Employee Directors.

                    6) To transact any other business as may properly come before the meeting or any adjournment thereof.

RECORD DATE.........Holders of CompuDyne Corporation common stock of record at the close of business on April 11, 2005 are entitled to vote at the meeting.



                    W.C. Rock, Secretary

April 29, 2005

--------------------------------------------------------------------------------

                                    IMPORTANT

To ensure your representation at the meeting, please date and execute the enclosed Proxy in accordance with the instructions contained therein and return it immediately. A return envelope, which requires no postage if mailed in the United States, is enclosed for that purpose.

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                                       2

                              COMPUDYNE CORPORATION
                            2530 Riva Road, Suite 201
                            Annapolis, Maryland 21401

                                 PROXY STATEMENT
                       2005 ANNUAL MEETING OF STOCKHOLDERS

The Board of Directors furnishes this Proxy Statement to stockholders of CompuDyne Corporation, a Nevada corporation ("CompuDyne" or the "Corporation"), in connection with the solicitation of proxies for use at the 2005 Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held Friday, May 27, 2005 at 9:30 a.m. at CompuDyne's office located at 2530 Riva Road, Suite 201, Annapolis, MD 21401. The approximate date on which this Proxy Statement and the enclosed form of proxy are being sent to stockholders is April 29, 2005.

                             SOLICITATION OF PROXIES

The expenses of the solicitation of the proxies for the meeting, including the cost of preparing, assembling and mailing the notice and Proxy Statement, proxy and return envelopes, the handling and tabulation of proxies received, and charges of brokerage houses and other institutions, nominees or fiduciaries in forwarding such documents to beneficial owners will be paid by the Corporation. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone by directors, officers or other employees of the Corporation.

The enclosed proxy is revocable any time before it is exercised. A proxy may be revoked by submitting a revoking instrument to the Corporation or a duly executed proxy bearing a later date with the Secretary of the Corporation. The powers of the proxy holders will be suspended if the person executing the proxy attends the meeting in person and so requests.

In the event that multiple stockholders share the same address, only one notice, proxy statement and annual report will be delivered to the address unless contrary instructions are received by the Corporation. Promptly upon written request of any stockholder which is sent by mail to the Corporation at 2530 Riva Road, Suite 201, Annapolis, MD 21401 or verbally by telephone to 410-224-4415, the Corporation will deliver one or more additional notices, proxy statements and annual reports up to the number of stockholders at such address or if multiple notices, proxy statements or annual reports are currently delivered, will reduce the number delivered.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

The Board of Directors has fixed the close of business on April 11, 2005 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were 8,123,479 shares of common stock, par value $.75 per share ("Common Stock") of the Corporation outstanding. Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting. The only outstanding voting securities of the Corporation are shares of Common Stock. There will be no cumulative voting for the election of directors.

The presence, in person or by proxy, of holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the purpose of conducting the meeting. Abstentions and broker non-votes are counted as present in determining whether the quorum requirement is satisfied. If a quorum is not present at the Annual Meeting, the holders of Common Stock entitled to vote who are present or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting to such time and place as they may determine. At any such adjourned meeting at which a quorum is present, any business may be transacted that may have been transacted at the Annual Meeting.

Assuming the presence of a quorum, directors will be elected by a plurality of the votes cast (Proposal No. 1). To amend and approve the CompuDyne Corporation 1996 Stock Incentive Compensation Plan for Employees (Proposal No. 2), the number of votes cast in favor of the proposal must exceed the number of votes cast in opposition to the proposal. To approve the CompuDyne Corporation 2005 Stock Incentive Compensation Plan for Employees (Proposal No. 3), the number of votes cast in favor of the proposal must exceed the number of votes cast in opposition to the proposal. To amend and approve the CompuDyne Corporation 1996 Stock Incentive Plan for Non-Employee Directors (Proposal No. 4) the number of votes cast in favor of the proposal must exceed the number of votes cast in opposition to the proposal. To approve the CompuDyne Corporation 2005 Stock Incentive Plan for Non Employee Directors, (Proposal No. 5) the number of votes cast in favor of the proposal must exceed the number of votes cast in opposition to the proposal. To act upon any other matter as may properly come before the meeting or any adjournment thereof, the number of votes cast in favor of the proposal or matter must exceed the number of votes cast in opposition to the proposal or matter.

Abstentions and broker non-votes (shares held by a broker or nominee as to which the broker or nominee does not have the authority to vote on a particular matter) will have no effect on the election of directors and will not be counted as a vote cast in favor of or in opposition to Proposal No. 2, Proposal No. 3, Proposal No. 4 or Proposal No. 5

ELECTION OF DIRECTORS (PROPOSAL NO. 1)

Directors and Nominees

Pursuant to the Bylaws of the Corporation, the Board of Directors shall be not less than 3 (three) or more than 11 (eleven). By resolution, the Board of Directors has determined that there shall be 10 (ten) directors. The directors are divided into three classes, each class serving for a term of three years. To the extent practical, the stockholders elect one-third of the members of the Board of Directors annually. The Board of Directors has nominated and recommends that stockholders elect nominee David W. Clark, Jr. and Albert R. Dowden to serve as a directors of the Corporation for a term of three years until the 2008 Annual Meeting of Stockholders and until his respective successor is elected and qualified. Mr. Clark and Mr. Dowden are currently members of the Board of Directors.

Unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of David W. Clark, Jr. and Albert R. Dowden. The nominees have consented to serve on the Board of Directors of the Corporation. There is no family relationship between Mr. Clark or Mr. Dowden and any director or executive officer of the Corporation.

Information with respect to each person nominated for election as a director and each other person who will continue as a director after the meeting follows.

Required Vote and Recommendation

A plurality of the votes cast at the Annual Meeting is required to elect each nominee. Accordingly, abstentions and broker non-votes will have no effect on the election of directors. Shares represented by proxies will be voted for the election of the nominee named above unless authority to do so is withheld. The nominee has consented to serve if elected to the Board of Directors. If any nominee should be unable to serve, shares represented by proxies may be voted for a substitute nominee recommended by the Board of Directors.


THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEE


Age, Principal Occupation or Position,                              Year First
Directorships of Other Publicly Owned Corporations              Elected Director


NOMINEE FOR TERM OF OFFICE TO EXPIRE IN  2008:

David W. Clark, Jr., 67 (1)(2)(3)                                    1985

Mr. Clark is a Managing Director of Pryor & Clark Company, an investment holding company, and has served in such capacity since June 1993. He presently serves as a director of Checkpoint Systems, Inc. (manufacturing) and SS&C Technologies Corp. (software development).

Albert R. Dowden, 64  (1)(2)                                         2005

Mr. Dowden is the former President and CEO of Volvo Group North America (transportation equipment) He presently serves as a director of AIM/Invesco Funds (mutual funds), Annuity & Life Re (Holdings) Ltd. (re-insurance), Magellan Insurance Co. (re-insurance), he is chairman of Cortland Trust (money market fund) and Founder and Managing Director of The Boss Group (private investment and management firm)

DIRECTORS CONTINUING FOR TERMS OF OFFICE EXPIRING IN 2007:

Martin A. Roenigk, 62                                                1995

Martin Roenigk was elected Chairman of the Board of Directors, President and Chief Executive Officer of CompuDyne in August 1995. Mr. Roenigk is the Chairman of Fiber SenSys, LLC, CorrLogic, LLC, Norment Security Group, Inc., Norshield Corporation, CompuDyne-Integrated Electronics Division, LLC, and CompuDyne-Public Safety and Justice, Inc., all of which are subsidiaries of the Corporation. Mr. Roenigk is a partner in BPH Properties, LLC and Crescent Properties, LLC and an officer of Basin Park Hotel, Inc. and Crescent Hotel & Spa, Inc.

Geoffrey F. Feidelberg, 49                                           2004

Geoffrey F. Feidelberg has served as the Chief Financial Officer and Treasurer of CompuDyne Corporation since July 2001. From 1999 until joining CompuDyne Corporation, Mr. Feidelberg was a private investor. Prior to 1999 Mr. Feidelberg was the Chief Operating Officer and the Chief Financial Officer of AquaPenn Spring Water Company, Inc., a New York Stock Exchange listed company.

John H. Gutfreund, 75                                                2004

John H. Gutfreund is Senior Advisor at C. E. Unterberg, Towbin and has served in such capacity since January 2002. He is also the President of Gutfreund & Co., Inc. (financial consulting), and has served in such capacity since 1993. He currently serves as a Director for AccuWeather, Inc., Evercel, Inc., LCA-Vision, Inc., Maxicare Health Plans, Inc., The Universal Bond Fund and Montefiore Medical Center. Mr. Gutfreund is a Director and Chairman of the Board of Nutrition 21, Inc.

John Michael McConnell, 61                                           2004

Mr. McConnell is a Senior Vice President and Director of Booz Allen Hamilton, Inc.'s Infrastructure Assurance Center of Excellence and has served in such capacity since 1996.



DIRECTORS CONTINUING FOR TERMS OF OFFICE EXPIRING IN 2006:

Ronald J. Angelone, 57 (2)                                           2003

Ron Angelone is the Vice President of Correctional Solutions, Inc., (a corrections consulting and business development firm) and has served in such capacity since September 2002. Previously Mr. Angelone served as the Director of the Virginia Department of Corrections, a position he held since 1994. He is also the former Director of the Nevada Department of Prisons and the Texas Department of Corrections, Southern Region.

Wade B. Houk, 61     (1)(3)                                          2001

Wade B. Houk is the President of Houk Associates, LLC (a criminal justice consulting firm), and has held this position since 1999. Mr. Houk was the Assistant Director and Chief Financial Officer of the FBI from 1996 to 1999.

--------------------------------------------------------------------------------
(1) A member of the Audit Committee of the Board of Directors.
(2) A member of the Compensation and Stock Option Committee of the Board of Directors.
(3) A member of the Corporate Governance and Nominating Committee of the Board of Directors.

Committees

Messrs. Houk, Clark and Dowden currently serve as the Audit Committee of the Board of Directors. The Board of Directors has determined that Messrs. Houk, Clark and Dowden are "audit committee financial experts" as defined under SEC rules. The Board of Directors has also determined that all of the members of the Audit Committee are independent as defined in the listing standards of the National Association of Securities Dealers. The Audit Committee has the responsibility to review the overall control systems of the Corporation, to engage the independent auditors to audit the books and records of the Corporation and to approve the scope of any audit to be conducted, as further described below. Messrs. Clark, Angelone and Dowden currently serve as the Compensation and Stock Option Committee of the Board of Directors. That Committee has the authority to decide the compensation of officers of the Corporation and to grant restricted stock awards, stock options and stock bonus awards to the employees of the Corporation. The Board of Directors has determined that all members of the Compensation and Stock Option Committee are independent. Messrs. Clark and Houk currently serve as the Corporate Governance and Nominating Committee of the Board of Directors. The Board of Directors has determined that all members of the Governance and Nominating Committee are independent.

On February 2, 1996, the Board of Directors adopted the 1996 Stock Option Plan for Non-Employee Directors ("Directors Plan"), at the Annual Meeting of Stockholders. In 2003 the Board of Directors and stockholders approved an amendment to the Directors Plan to increase the number of options granted to each Non-Employee Director. The purpose of the Directors Plan is to promote the interests of CompuDyne and its stockholders by encouraging Non-Employee Directors of the Corporation to have a direct and personal stake in the performance of the Corporation's Common Stock. The current Directors Plan, as amended on June 16, 2003, provides that each Non-Employee Director will receive an option to purchase 10,000 shares of Common Stock as specified by the terms of the Plan, at each Annual Meeting. The maximum number of shares of Common Stock that may be issued or transferred under the Directors Plan upon exercise of options or other rights is 400,000 shares. No options will be granted for attendance or participation in meetings of the Board of Directors or its committees. The directors will continue to be reimbursed for reasonable expenses incurred for attending meetings. Employees of the Corporation receive no compensation for service on the Board of Directors.

Outside Directors Compensation
                                                                  Cash
                                         Options       -------------------------
                                     Granted Annually  Per Quarter      Per Year
                                     ----------------  -----------      --------
Director                                  10,000        $  4,000        $ 16,000
Director/Audit Committee Member           10,000        $  6,500        $ 26,000
Director/Audit Committee Chairman         10,000        $  9,000        $ 36,000

During 2004, the Board of Directors held four regular meetings. The Board acted by unanimous written consent on five occasions. The Audit Committee held eight meetings. The Compensation and Stock Option Committee acted by the unanimous written consent of its members on fifteen occasions. All directors of the Corporation attended at least 75% of the aggregate of the meetings of the Board of Directors and 50 % of the committee meetings on which they served. The Corporation encourages all directors to attend each annual meeting of stockholders.

Although the Corporation has not to date developed a formal process by which stockholders may communicate directly with directors, it believes that the informal process, in which any communication sent to the Board either generally or in care of the Chief Executive Officer, Corporate Secretary, or another corporate officer is forwarded to all members of the Board, has served the Board's and the Corporation's stockholders' needs. There is no screening process, and all stockholder communications that are received by officers for the Board's attention are forwarded to the Board. In view of recently adopted SEC disclosure requirements related to this issue, the Governance and Nominating Committee may consider development of more specific procedures. Until any other procedures are developed and posted on the Corporation's corporate website, any communication to the Board should be mailed to the Board, in care of the Corporation's Corporate Secretary, at the Corporation's headquarters in Annapolis, Maryland. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication." All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee is responsible for implementing and developing policies and procedures relating to corporate governance, including monitoring and review of implementation of the Corporation's Business Ethics Policy. In addition, the Committee develops and reviews background information on potential candidates for the Board and makes recommendations to the Board regarding such candidates. The Committee also prepares and supervises the Board's annual review of director independence and the Board's performance self-evaluation. The charter of the Governance and Nominating Committee is available on the Corporate Governance section of CompuDyne's website (www.compudyne.com). The Committee was established in 2004 and held two meetings during the year.

On February 13, 2004 the Board elected the members of the Corporate Governance and Nominating Committee. All members of the Committee are independent.

Stockholders may recommend director candidates for consideration by the Governance and Nominating Committee by writing to the Corporation's Corporate Secretary at the Corporation's headquarters in Annapolis, Maryland, giving the candidate's name, contact information, biographical data and qualifications. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation. Stockholders who wish to nominate a director for election at an annual meeting of the stockholders of the Corporation must follow the procedures described under "Stockholder Proposals for 2006 Annual Meeting" contained herein.

In evaluating and determining whether to recommend a candidate for nomination to a position on the Corporation's Board, the Governance and Nominating Committee will consider the criteria established by the Board and the Governance and Nominating Committee to determine a candidate's suitability for board service, which criteria include high professional ethics and values, relevant experience and a commitment to enhancing stockholder value. In evaluating candidates for nomination, the Governance and Nominating Committee utilizes a variety of methods. The Committee regularly assesses the size of the Board, whether any vacancies are expected due to retirement or otherwise, and the need for particular expertise on the Board. Candidates may come to the attention of the Governance and Nominating Committee from current Board members, stockholders, professional search firms, officers or other persons. The Governance and Nominating Committee will review all candidates in the same manner regardless of the source of the recommendation.

BUSINESS ETHICS POLICY

CompuDyne's Business Ethics Policy outlines the code of conduct expected from all CompuDyne employees, directors, and those with whom CompuDyne has a subordinate contractual relationship, including, but not limited to, subcontractors, vendors, sales representatives, consultants, and agents. Every employee and director is asked to read and agree, by signature, to abide by the stipulations of this Policy. Those with whom CompuDyne has a subordinate contractual relationship called "stakeholders" herein are also required to comply with this Policy; stakeholder compliance is the responsibility of the CompuDyne employee(s) who is the point of interface with the stakeholder (such as the project engineer who supervises a subcontractor's performance). At the beginning of each year, all employees and directors are asked to reaffirm, by signature, their agreement to abide by this Policy. A copy of the Business Ethics Policy is available on the Corporate Governance section of CompuDyne's website (www.compudyne.com).

EXECUTIVE OFFICERS

The following table sets forth information with respect to each executive officer of the Corporation as of March 1, 2005. Background information on executive officers of the Corporation who are also directors appears on pages 4 and 5 of this Proxy Statement.

Name                     Age   Position
----                     ---   --------

Martin A. Roenigk        62    Director, Chairman, President and Chief Executive Officer:
                               CompuDyne Corporation
                               Chairman: Norment Security Group, Inc., Norshield Corporation, CompuDyne-
                               Integrated Electronics Division, LLC, Fiber SenSys, LLC, CorrLogic,
                               LLC, CompuDyne-Public Safety & Justice, Inc.

Philip M. Blackmon       57    Director:  CompuDyne Corporation
                               Executive Vice President: CompuDyne Corporation
                               President and Chief Executive Officer:  CompuDyne-Integrated Electronics
                               Division, LLC

Maurice Boukelif         52    Chief Operating Officer:  CompuDyne Corporation
                               President:  Norment Security Group, Inc., Norshield Corporation

Daniel A.  Crawford      59    President and Chief Executive Officer:  CompuDyne-Public Safety & Justice,
                               Inc., CorrLogic, LLC

Geoffrey F. Feidelberg   49    Director, Chief Financial Officer and Treasurer:  CompuDyne Corporation
                               Treasurer, Vice President:  CorrLogic, LLC, Fiber SenSys, LLC, Norment
                               Security Group, Norshield Corporation, CompuDyne-Public Safety & Justice, Inc.
                               Vice President:  CompuDyne-Integrated Electronics Division, LLC

Gary Mangus              49    President:  Institutional Security Systems

W. C. Rock               56    Vice President of Accounting, Corporate Controller, Corporate Secretary:
                               CompuDyne Corporation
                               Corporate Secretary:  CorrLogic, LLC, Fiber SenSys, LLC, Norment Security
                               Group, Norshield Corporation, CompuDyne-Public Safety & Justice, Inc.

Bradley Wiggins          45    President:  Attack Protection, Fiber SenSys, LLC

--------------------------------------------------------------------------------
Mr. Blackmon is the Executive Vice President of CompuDyne Corporation, a position he has held since January 1995. Mr. Blackmon has served as a Director of CompuDyne Corporation since January 1995. Mr. Blackmon is the CEO and President of CompuDyne-Integrated Electronics Division, LLC, a position he has held since 1992.

Mr. Boukelif is the Chief Operating Officer of CompuDyne Corporation a position he has held since July 2004. Mr. Boukelif is the President of Norment Security Group and Norshield Corporation, a position he has held since February 2005.

Mr. Crawford is the President and Chief Executive Officer of CompuDyne-Public Safety & Justice, Inc. and CorrLogic, LLC, both subsidiaries of the Corporation. He has held the position since October 2004.

Mr. Mangus has served as the President of the Corporation's Institutional Security Systems segment since September 2002. From March 1998 to August 2002, Mr. Mangus served as Vice President of Norment Security Group, Inc. Mr. Mangus joined Norment Security Group in January 1986.

Mr. Rock has served as the Vice President Accounting, Corporate Controller and Secretary since July 2001. Mr. Rock joined the Corporation as the Chief Financial Officer and Secretary in 1996 upon the acquisition of Shorrock Electronic Systems. Mr. Wiggins is the President of Attack Protection and Fiber SenSys, LLC, a subsidiary of the Corporation, a position he has held since January 2005.

EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT

The following table sets forth the total annual compensation of the Corporation's Chairman, President and Chief Executive Officer and the other most highly compensated executive officers serving at the end of 2004 whose salary and bonuses exceeded $100,000 in 2004 ("Named Executive Officers"):


Summary Compensation Table                                          Long Term Compensation
                                                                 Restricted     Securities
                                                                    Stock       Underlying    All Other
Name and Principal Position        Annual Compensation             Awards      Options/SAR  Compensation
---------------------------          Year  Salary ($) Bonus ($)      ($)      (1)(#) / (%)      (2) ($)
                                     ----- ---------- --------------------- --------------- -------------
Martin A. Roenigk (2a)               2004    275,000         0           0               0        22,610
Chairman, President  & CEO           2003    275,000    75,000           0               0        22,550
                                     2002    275,000         0           0               0        22,578

Geoffrey F. Feidelberg (2b)          2004    257,577   100,000           0    10,000 / 1.5%        7,671
CFO and Treasurer                    2003    201,350    75,000           0    25,000 /  11%        8,473
                                     2002    170,830         0           0               0        36,069

Jon R. Lucynski (2c)(4)              2004    300,776         0           0               0        16,112
CEO: Norment Security Group          2003    271,040    75,000           0               0        15,680
CEO: Norshield Corp, Fiber SenSys    2002    242,000         0           0               0        23,738

Gary T. Bunyard (2d)(3)              2004    206,250    52,333           0    50,000 / 7.4%           00
Senior Vice President, Business      2003    210,000    52,333           0    20,000 /   9%        5,000
Development, Tiburon, Inc.           2002    118,125    29,500           0    30,000 /   6%            0

Philip M. Blackmon  (2e)             2004    140,000    24,000           0               0        12,637
Executive Vice President             2003    140,000    40,000           0               0        30,196
President: Quanta Systems Corp       2002    140,000    25,000           0    10,000 /   2%       12,940

Robert Brown, Jr. (2f)               2004    181,000    39,325           0    20,000 /   3%            0
Sr. VP Operations: Tiburon Inc.      2003    157,300     8,282           0    20,000 /   9%            0
                                     2002    130,629     6,000           0    10,000 /   2%            0

Gary Mangus (2g)                     2004    155,146    60,000           0               0        15,279
President: Institutional Security    2003    145,885    25,000           0               0        14,090
Systems                              2002    127,192    40,000           0     2,500 /   1%       13,282

(1) On February 28, 2002 Philip Blackmon was awarded an incentive stock option to purchase 10,000 shares of the Corporation's Common Stock for $12.21 per share in accordance with the terms and conditions of the Corporation's 1996 Stock Incentive Compensation Plan for Employees. Such options will vest at a rate of 20% per year from the date of grant and be fully exercisable in 2007 and will expire on February 27, 2012. On May 10, 2002 Gary Bunyard was granted an incentive stock option to purchase 10,000 shares of the Corporation's Common Stock for $13.445 per share in accordance with the terms and conditions of the Corporation's 1996 Stock Incentive Compensation Plan for Employees. Such options will vest at a rate of 20% per year from the date of grant and be fully exercisable in 2007 and will expire on May 9, 2012. On May 10, 2002 Robert Brown, Jr. was granted an incentive stock option to purchase 10,000 shares of the Corporation's Common Stock for $13.445 per share in accordance with the terms and conditions of the Corporation's 1996 Stock Incentive Compensation Plan for Employees. Such options will vest at a rate of 20% per year from the date of grant and be fully exercisable in 2007 and will expire on May 9, 2012. On July 31, 2002 Gary Bunyard was granted an incentive stock option to purchase 20,000 shares of the Corporation's Common Stock for $8.7150 per share in accordance with the terms and conditions of the Corporation's 1996 Stock Incentive Compensation Plan for Employees. Such options will vest at a rate of 20% per year from the date of grant and be fully exercisable in 2007 and will expire on July 30, 2012. On August 5, 2002 Gary Mangus was awarded an incentive stock option to purchase 2,500 shares of the Corporation's Common Stock for $8.50 per share in accordance with the terms and conditions of the Corporation's 1996 Stock Incentive Compensation Plan for Employees. Such options will vest at a rate of 20% per year from the date of grant and be fully exercisable in 2007 and will expire on August 4, 2012. On February 25, 2003 Gary Bunyard was granted an incentive stock option to purchase 20,000 shares of the Corporation's Common Stock for $6.8150 per share in accordance with the terms and conditions of the Corporation's 1996 Stock Incentive Compensation Plan for Employees. Such options will vest at a rate of 20% per year from the date of grant and be fully exercisable in 2008 and will expire on February 24, 2013. On February 18, 2003 Robert Brown, Jr. was awarded an incentive stock option to purchase 20,000 shares of the Corporation's Common Stock for $7.12 per share in accordance with the terms and conditions of the Corporation's 1996 Stock Incentive Compensation Plan for Employees. Such options will vest at a rate of 20% per year from the date of grant and be fully exercisable in 2008 and will expire on February 17, 2013. On October 14, 2003 Mr. Feidelberg was awarded an incentive stock option to purchase 25,000 shares of the Corporation's Common Stock for $7.9850 per share in accordance with the terms and conditions of the Corporation's 1996 Stock Incentive Compensation Plan for Employees. Such options will vest at a rate of 20% per year from the date of grant and be fully exercisable in 2008 and will expire on October 13, 2013. On June 25, 2004 Gary Bunyard was granted an incentive stock option to purchase 6,342 shares of the Corporation's Common Stock and a non-qualified stock option to purchase 13,658 shares of the Corporation's Common Stock for $11.1650 per share in accordance with the terms and conditions of the Corporation's 1996 Stock Incentive Compensation Plan for Employees. Such options will vest at a rate of 20% per year from the date of grant and be fully exercisable in 2009 and will expire on June 24, 2014. On June 25, 2004 Robert Brown, Jr. was granted an incentive stock option to purchase 20,000 shares of the Corporation's Common Stock for $11.1650 per share in accordance with the terms and conditions of the Corporation's 1996 Stock Incentive Compensation Plan for Employees. Such options will vest at a rate of 20% per year from the date of grant and be fully exercisable in 2009 and will expire on June 24, 2014. On September 1, 2004 Geoffrey Feidelberg was granted an incentive stock option to purchase 10,000 shares of the Corporation's Common Stock for $9.1900 per share in accordance with the terms and conditions of the Corporation's 1996 Stock Incentive Compensation Plan for Employees. Such options will vest at a rate of 20% per year from the date of grant and be fully exercisable in 2009 and will expire on August 31, 2014. On September 30, 2004 Gary Bunyard was granted an incentive stock option to purchase 16,245 shares and a non-qualified stock option to purchase 13,658 shares of the Corporation's Common Stock for $7.7650 per share in accordance with the terms and conditions of the Corporation's 1996 Stock Incentive Compensation Plan for Employees. Such options will vest at a rate of 20% per year from the date of grant and be fully exercisable in 2009 and will expire on September 29, 2014.

(2) Includes matching contributions made by CompuDyne in CompuDyne's 401(k) Retirement Savings Plan; may also include matching contributions made by CompuDyne in the Employee Stock Purchase Plan, car allowances or personal use of a company car, relocation expenses, housing allowance. (a) $5,000 401(k) match, $810 Employee Stock Purchase match, $16,800 car allowance (b) $5,000 401(k) match, $810 Employee Stock Purchase match, $1,861 personal use of company car
(c) $5,000 401(k) match, $9,900 car allowance, $795 Employee Stock Purchase match (d) $5,000 401(k) match, $41,218 relocation expense (e) $4,837 401(k)
match, $7,800 car allowance, $780 Employee Stock Purchase match (f) $4,525 401(k) match (g) $5,379 401(k) match, $9,900 car allowance.

(3) Mr. Bunyard's 2002 salary is for the period May 2, 2002, the effective date of the Tiburon acquisition, until the end of the year. Mr. Bunyard resigned effective February 14, 2005.

(4) On January 21, 2005, CompuDyne Corporation entered into a Transition Agreement with Jon Lucynski and Norment Security Group, Inc. The Transition Agreement provides that Mr. Lucynski shall be employed by Norment until February 1, 2007 as the Director of Special Projects of Norment. Mr. Lucynski shall also be entitled to receive certain incentive compensation and other benefits during the term of his employment as described in the Transition Agreement. The following is Mr. Lucynski's schedule and rate of pay:

                                    Work                    Rate of Pay
                              ----------------        --------------------
     First three months       Full time               Current base salary
     Next six months          33 hours/week           $21,242.75 per month
     Next fifteen months      10-12 hours/week        $10,621.42 per month

Excess hours will be compensated at $150 per hour or $1,500 per full day out of town. Mr. Lucynski will also be entitled to incentive compensation. The agreement also provides a restriction by confidentiality, non-compete, non-solicitation and non-disparagement covenants for three years following termination.

Option/SAR Grants in Last Fiscal Year

===========================================================================================================================

                             Number of     % Of Total                                         Potential Realizable Value at
                            Securities     Options/SARS                                       Assumed Annual Rates of Stock
                            Underlying     Granted to                                               Price Appreciation
                           Options/SARS    Employees in      Exercise Price     Expiration
          Name              Granted (#)    Fiscal Year          ($/Share)          Date                   5% $        10% $
===========================================================================================================================
Martin A. Roenigk                  0                  0                 0                                  0              0

Geoffrey F. Feidelberg        10,000               1.50            9.1900        08/31/2014           57,775        146,403

Jon R. Lucynski                    0                  0                 0                                  0              0

Gary T. Bunyard                6,342                .95           11.1650        06/24/2014           44,516        112,802
                              13,658               2.05           11.1650        06/24/2014           95,868        242,929
                              13,755               2.06            7.7650        09/29/2014           67,147        170,151
                              16,245               2.44            7.7650        09/29/2014           79,303        200,953

Philip M. Blackmon                 0                  0                 0                 0                0              0

Robert Brown, Jr.             20,000               3.00           11.1650        06/24/2014          140,384        355,731

Gary Mangus                        0                  0                 0                 0                0              0

===========================================================================================================================


Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

===========================================================================================================================
                                                             Number of Securities
                             (#) Shares                     Underlying Unexercised                 Value of Unexercised
                              Acquired                           Options/SARS                   In-the-Money Options/SARS
                                 On        ($) Value              At FY-End (#)                        At FY-End ($)
Name                          Exercise      Realized    Exercisable    Unexercisable          Exercisable    Unexercisable
===========================================================================================================================
Martin A. Roenigk              150,000       891,750              0                0                  0                  0

Geoffrey F. Feidelberg               0             0         80,000           80,000                  0                  0

John R. Lucynski                14,000        42,297         34,000           20,000                200                  0

Gary T. Bunyard                      0             0         16,000           84,000              2,440              9,760

Philip M. Blackmon                   0             0          4,000            6,000                  0                  0

Robert Brown, Jr.                6,000        41,407          2,000           42,000                  0              4,880

Gary Mangus                      4,000        24,720          9,200            5,300                  0                  0
===========================================================================================================================

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

As of April 11, 2005, there were 8,123,479 shares of CompuDyne Common Stock issued and outstanding. The following table sets forth, as of April 11, 2005, the amount and nature of the beneficial ownership of CompuDyne Common Stock by each person who is known by CompuDyne to hold of record or beneficially more than 5% of any class of voting securities of CompuDyne and by each director, nominee, and executive officer and by all directors, nominees and executive officers as a group.

                                                                                                       Percent of
                                                                        Amount and Nature Of           Class Owned
 Title of Class          Name and Address (1)                         Beneficial Ownership (2)      (*/ less than 5%)
=====================================================================================================================
    Common Stock      Martin A. Roenigk                                         1,496,644             18.06

    Common Stock      FMR Corporation (3)                                         762,127              9.20
                      82 Devonshire Street
                      Boston, MA 02109

    Common Stock      Prescott Group Capital Management LLC (3)                   487,351              5.88
                      1924 South Utica Ave., Suite1120
                      Tulsa, OK 74104-6527

    Common Stock      Ron Angelone (4)                                                  0               *

    Common Stock      Philip M. Blackmon (4)                                       50,851               *

    Common Stock      Maurice Boukelif                                                  0               *

    Common Stock      Robert Brown, Jr.  (4)                                        8,000               *

    Common Stock      Gary Bunyard (8)                                             42,110               *

    Common Stock      David W. Clark, Jr. (4) (5)                                  42,765               *

    Common Stock      Daniel Crawford                                                   0               *

    Common Stock      Albert R. Dowden                                                  0               *

    Common Stock      Geoffrey F. Feidelberg (4)                                   83,700               *

    Common Stock      John H. Gutfreund                                                 0               *

    Common Stock      Wade B. Houk (4) (6)                                          6,320               *

    Common Stock      Jon R. Lucynski (4) (7) (9)                                  39,122               *

    Common Stock      Gary Mangus (4)                                              12,801               *

    Common Stock      John Michael McConnell                                            0               *

    Common Stock      William C. Rock (4)                                          25,026               *

    Common Stock      Bradley Wiggins                                                   0               *

    Common Stock      All Directors and Officers as a Group                     1,807,339             21.81
                       (17 persons)

1) The address of each person listed in the table above is, CompuDyne Corporation, 2530 Riva Road, Suite 201, Annapolis, MD 21401, unless otherwise listed.

2) For purposes of the table, shares of common stock are considered beneficially owned by a person if such person has or shares voting or investment power with respect to such stock. Also included, in some cases, is stock with respect to which a person has the right to acquire beneficial ownership within 60 days and stock beneficially held by spouses or minor children, as to which beneficial ownership is disclaimed.

3) Ownership as of December 31, 2004 as stated in amended Schedule 13G's filed by the beneficial owner with the Securities and Exchange Commission.

4) Includes options exercisable within 60 days: Philip M. Blackmon, 6,000 shares, Robert Brown, Jr. 8,000 shares, David W. Clark, 11,800 shares, Geoffrey F. Feidelberg, 80,000 shares, Wade B. Houk, 5,500 shares, Jon R. Lucynski, 34,000 shares, Gary Mangus 9,200 shares, William C. Rock, 8,800 shares.

5) Includes ownership of the Corporation's 6.25% Convertible Subordinated Notes Due 2011 into 10,799 shares of common stock at a conversion price of $13.89 per share.

6) Includes ownership of the Corporation's 6.25% Convertible Subordinated Notes Due 2011into 720 shares of common stock at a conversion price of $13.89 per share.

7)  Includes 2,900 shares held by the children of Jon Lucynski.

8)  Mr. Bunyard resigned effective February 14, 2005.

9) On January 21, 2005, CompuDyne Corporation entered into a Transition Agreement with Jon Lucynski and Norment Security Group, Inc. The Transition Agreement provides that Mr. Lucynski shall be employed by Norment until February 1, 2007 as the Director of Special Projects of Norment. Mr. Lucynski shall also be entitled to receive certain incentive compensation and other benefits during the term of his employment as described in the Transition Agreement. The following is Mr. Lucynski's schedule and rate of pay:

                                     Work                    Rate of Pay
                                ----------------        --------------------
       First three months       Full time               Current base salary
       Next six months          33 hours/week           $21,242.75 per month
       Next fifteen months      10-12 hours/week        $10,621.42 per month

Excess hours will be compensated at $150 per hour or $1,500 per full day out of town. Mr. Lucynski will also be entitled to incentive compensation. The agreement also provides a restriction by confidentiality, non-compete, non-solicitation and non-disparagement covenants for three years following termination.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In 2002 the Corporation issued 7,000 options to purchase shares of Common Stock to its non-employee directors pursuant to the Directors Plan (see "Directors and Nominees" above) at exercise prices ranging from $7.46 to $13.89 per share. In 2003 the Corporation issued 53,000 options to purchase shares of Common Stock to its non-employee directors pursuant to the Directors Plan (see "Directors and Nominees" above) at exercise prices ranging from $7.01 to $9.585 per share. In 2004 the Corporation issued 60,000 options to purchase shares of Common Stock to its non-employee directors pursuant to the Directors Plan (see "Directors and Nominees" above) at an exercise price of $10.3250 per share.

EXECUTIVE COMPENSATION: REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

The Committee's Responsibilities: The Compensation and Stock Option Committee of the Board (the "Committee") has the responsibility for setting and administering the policies which govern executive and stock compensation. The Committee is composed entirely of independent directors. Reports of the Committee's actions and decisions are presented to the full Board. The purpose of this report is to summarize the philosophical principles, specific program objectives and other factors considered by the Committee in reaching its determinations regarding the executive compensation of the Named Executive Officers.

Compensation Philosophy: The Committee has approved principles for the management compensation program which:

     o Encourage strong financial and operational performance of the Corporation;

     o Emphasize performance-based compensation, which balances rewards for short- term and long-term results;

     o Focus executives on "beating the competition" through regular comparison of CompuDyne performance relative to peer companies;

     o Link compensation to the interests of stockholders by providing stock incentives and encouraging share holdings; and

     o Provide a competitive level of total compensation necessary to attract and retain talented and experienced executives.

Compensation Methodology: CompuDyne strives to provide a comprehensive executive compensation program that is competitive and performance-based in order to attract and retain superior executive talent. The Committee from time to time reviews market data and assesses CompuDyne's competitive position for three components of executive compensation: (1) base salary, (2) annual incentives, and (3) long-term incentives. The Corporation utilizes publicly available compensation surveys in the security industry, software and general industry publications to assist in bench marking the competitiveness of its compensation programs. Because the Committee believes that the Corporation's direct competition for executive talent is broader than the companies that are included in the Performance Peer Group established for purposes of comparing stockholder returns (see Stock Performance Graph on page 16 for more information), these surveys may include companies in the Performance Peer Group as well as others in the security and software industry and in general industry groupings of comparable size and profitability. The compensation survey data typically reflect adjustments for each company's relative revenue, profitability, asset base, employee population, geographic location and capitalization along with the scope of managerial responsibility and reporting relationships.

Components of Compensation:

         o BASE SALARY: Annual base salary is designed to compensate executives for their level of responsibility and sustained individual performance. The Committee approves in advance all salary increases for executive officers. The goal is to compensate executives within the upper mid-level of the range of base salaries paid by companies of comparable size in the security and software industry.

         o ANNUAL INCENTIVES: Annual incentive awards for the Named Executive Officers are provided in order to promote the achievement of CompuDyne's business objectives. Each year the Committee considers the Corporation's prior year's performance against objectives, as well as its expectations for CompuDyne in the upcoming year. Bearing in mind these considerations, the Committee and the Corporation set budgets for the coming year, which must be met on a sliding scale basis before payments are made. Additionally, individual performance goals may be established for each participant. Participants receive no payments unless minimum thresholds of performance are achieved. Payments may range from 0% to 200% of the guideline annual incentive, with payments increasing as performance improves.

         The Committee establishes a fixed percentage of annual salary or a dollar amount as an executive's guideline annual incentive opportunity, based partly on comparative survey data on annual incentives paid in the security industry, software industry, and other companies similar to the executive's business. The guideline amount increases with the level of responsibility of the executive. Annual incentive awards in 2005 were based on meeting objectives for one or more of three principal measurements:

         o Earnings Before Interest, and Taxes, but after Cost of Capital at the business unit level:

         o    Earnings Per Share ("EPS") at the corporate level; and

         o A setting of objectives for individual senior managers and senior management as a group

         The Bonus column of the Summary Compensation Table on page 9 contains the annual incentive paid, if any, in 2005 for each of the Named Executive Officers.

         o LONG-TERM INCENTIVE COMPENSATION: The Committee reviews and approves all long-term incentive awards. In 2004 these awards were in the form of stock options. These awards provide compensation to executives only if stockholder value increases. In determining the number of stock options awarded, the Committee reviewed surveys of similar awards made to individuals in comparable positions at other companies and the executive's past performance. The Committee also considers the number of long-term incentive awards previously granted to the executive. Because CompuDyne generally came in at or below the lower range of performance targets in 2004, stock options were only awarded in selected situations where segments of units of the Corporation outperformed their performance targets, or for new hires, or for exceptional individual accomplishments.

           o Stock Options: Options have an exercise price equal to the fair market value of common stock on the date of grant and typically vest over a period of five years. They extend for ten years.

Chief Executive Officer Compensation: The Committee's directors annually review Mr. Roenigk's performance. The Committee uses this performance evaluation in considering Mr. Roenigk's compensation. The Chief Executive Officer participates in the same programs and receives compensation based on the same factors as the other executive officers. However, Mr. Roenigk's overall compensation reflects a greater degree of policy and decision-making authority and a higher level of responsibility with respect to the strategic direction and financial and operational results of the Corporation. The Chief Executive Officer's compensation components are:

         o BASE SALARY: CompuDyne's results fell below the lower range of performance objectives in 2004, and stockholder value as measured by the stock market decreased. Consequently, there was no salary increase for Mr. Roenigk.

         o ANNUAL INCENTIVE: Annual incentive compensation for Mr. Roenigk is based upon relative attainment of the annual performance goals for the Corporation, and on Mr. Roenigk's individual objectives as determined by the Committee. The Committee elected not to grant Mr. Roenigk a bonus in early 2005.

         o LONG-TERM INCENTIVE AWARD: Mr. Roenigk did not receive any stock option awards in 2005.

Omnibus Budget Reconciliation Act of 1993: This Act has had no impact upon CompuDyne's ability to take a tax deduction for annual compensation in excess of $1 million paid to any of the Named Executive Officers since there has been no annual compensation in excess of $1 million. Therefore, the Committee has determined that it is not necessary to seek stockholder approval to amend any current compensation plan at this time to comply with this Act.

Compensation Committee Interlocks and Insider Participation:  There are none.

Respectfully submitted by the members of the Compensation and Stock Option Committee of the Board of Directors:


         David W. Clark, Jr.
         Ronald J. Angelone
         Albert R. Dowden

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
       AMONG COMPUDYNE CORPORATED, THE NASDAQ STOCK MARKET (U.S.) INDEX,
                            THE RUSSEELL 2000 INDEX

                             12/99    12/00   12/01   12/02   12/03   12/04
COMPUDYNE CORPORATION       100.00    82.05  205.13   73.73   119.47  87.45
NASDAQ STOCK MARKET (U.S.)  100.00    72.62   50.23   29.12    44.24  47.16
RUSSELL 2000                100.00    96.98   99.39   79.03   116.38 137.71
PEER GROUP                  100.00   132.86  205.64  102.11   173.11 301.91


    * $100 invested on 12/31/99 in stock or index- including reinvestment of dividends.
                        Fiscal year ending December 31.

CompuDyne's Performance Peer Group is composed of two security companies of various sizes and represents its competitors.

CompuDyne's Peer Group is:

 1. Armor Holdings (AH)
 2. Magal Security Systems (MAGS)

REPORT OF AUDIT COMMITTEE AND FEES OF INDEPENDENT AUDITORS

Report of the Audit Committee

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other CompuDyne filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Corporation specifically incorporates this Report by reference therein.

The charter of the Audit Committee of the Board, as revised in April 2004, specifies that the purpose of the Committee is to assist the Board in its oversight of:

     o The integrity of CompuDyne's financial statements and financial reporting processes;

     o The adequacy of CompuDyne's system of internal accounting and financial controls;

     o CompuDyne's compliance with ethics policies and applicable legal and regulatory requirements;

     o The qualifications and independence of CompuDyne's independent auditors; and

     o The performance of CompuDyne's independent auditors and of CompuDyne's internal audit function.

The full text of the Committee's revised charter is available on the Corporate Governance section of CompuDyne's website (www.compudyne.com).

In carrying out these responsibilities, the Audit Committee, among other things:

     o Monitors preparation of quarterly and annual financial reports by CompuDyne's management;

     o Supervises the relationship between CompuDyne and its independent auditors, including: having sole responsibility for the appointment, compensation, retention and oversight of the independent auditors; reviewing the scope of their audit services; and approving all non-audit services; and

     o Oversees management's implementation and maintenance of effective systems of internal and disclosure controls, including review of CompuDyne's policies relating to legal and regulatory compliance, ethics and conflicts of interests and review of CompuDyne's internal auditing program.

The Committee met eight times during 2004. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee's meetings include, whenever appropriate, executive sessions with CompuDyne's independent auditors and with CompuDyne's internal auditors, in each case without the presence of CompuDyne's management.

As part of its oversight of CompuDyne's financial statements, the Committee reviews and discusses with both management and CompuDyne's independent auditors all annual and quarterly financial statements prior to their issuance. During 2004, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussion with the independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees), including the quality of and the clarity of disclosures in the financial statements. The Committee also discussed with PriceWaterhouseCoopers matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and letter from PriceWaterhouseCoopers to the Committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

In addition, the Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of CompuDyne's internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of CompuDyne's internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls.

Taking all of these reviews and discussions into account, the undersigned Committee members recommended to the Board that the Board approve the inclusion of CompuDyne's audited financial statements in CompuDyne's Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

Members of the Audit Committee:

Wade B. Houk, Chair
David W. Clark, Jr.
Albert R. Dowden
-----------------


Fees to Independent Auditors for 2004 and 2003

The following table presents fees for professional services rendered by PricewaterhouseCoopers, LLP ("PWC") for the audit of CompuDyne's annual financial statement for 2004 and Deloitte and Touche (("D&T") for the audit of CompuDyne's annual financial statement for 2003 and fees billed for audit-related services, tax services and all other services rendered by PWC, D&T for 2004 and 2003.


                                                 2004               2003
                                               --------           --------
                                                      (in thousands)
          (1)       Audit Fees                 $   481            $   408
          (2)       Audit Related Fees         $    39            $   124 (a)
          (3)       Tax Fees                   $     2 (b)        $    66
          (4)       All Other fees             $   386 (c)        $     8


     (a) Principally fees related to the registration of the Corporation's 6.25% Convertible Subordinated Notes due 2011.
     (b)  Principally tax consulting services
     (c)  Principally fees related to Sarbanes Oxley compliance

All audit related services and tax services were pre-approved by the Audit Committee, which concluded that the provision of such services by PWC and D&T was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit Committee's Outside Auditor Independence policy provides for pre-approval of audit, audit-related and tax services specifically described by the Committee on an annual basis and, in addition, individual engagements anticipated to exceed pre-established thresholds must be separately approved. The policy also requires specific approval by the Committee if total fees for audit-related and tax services would exceed total fees for audit services in any fiscal year. The policy authorizes the Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's directors and executive officers, and persons who own more than 10% of the Corporation's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation on Forms 3, 4 and 5. Officers, directors and 10% stockholders are required by SEC regulations to furnish the Corporation with copies of all Forms 3, 4, and 5 they file.

Based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 2004, the Corporation believes all
Section 16(a) filing requirements applicable to its officers, directors and 10% beneficial owners were complied with.

Information as of December 31, 2004 regarding equity compensation plans approved and not approved by stockholders is summarized in the following table:

Equity Compensation Table


                                            Number of                       Number of securities
                                           securities to                     remaining available
                                           be issued upon Weighted-average   for future issuance
                                           the exercise    exercise price       under equity
                                           of outstanding  of outstanding    compensation plans
                                             options,         options,           (excluding
                                           warrants and     warrants and     securities reflected
Plan Category                                  rights           rights           in column a)
                                                (a)              (b)                (c)
-------------------------------------------------------------------------------------------------
Equity Compensation Plans
Approved by Security Holders
------------------------------------------
Employee Plan                                  1,456,222             $9.44            1,894,959
Non-Employee Directors Plan                      133,100             $9.70              259,375
Other                                              8,000             $2.56                    0

Equity Compensation Plans
Not Approved by Security Holders
------------------------------------------

None                                                   0                 0                     0
-------------------------------------------------------------------------------------------------
Total                                          1,597,322             $9.43            2,154,334




        PROPOSAL TO AMEND THE AMENDED AND RESTATED COMPUDYNE CORPORATION
              1996 STOCK INCENTIVE COMPENSATION PLAN FOR EMPLOYEES
                                (PROPOSAL NO. 2)

The Board of Directors of CompuDyne Corporation recommends that stockholders approve an amendment to the 1996 Employee Plan. The 1996 Employee Plan was adopted by the Board of Directors on February 2, 1996 and approved by the stockholders of the Corporation at the 1996 Annual Meeting. The current 1996 Employee Plan provides that, upon a change in control, the Corporation's Compensation and Stock Option Committee, with the approval of a majority of the Board of Directors who are not then participants in the 1996 Employee Plan, may modify all outstanding awards to accelerate vesting and exercisability.

The proposed amendment to the 1996 Employee Plan provides that, in the event of a change in control of the Corporation, all outstanding awards issued under the 1996 Employee Plan shall become fully vested and exercisable. The proposed amendment would provide that a "change in control" shall be deemed to have occurred upon: (a) the merger of the Corporation with or into any third party (other than a subsidiary); (b) the assignment, sale, transfer, lease or other disposition of all or substantially all of the assets of the Corporation; (c) the acquisition by any third party or group of third parties acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of shares of voting capital stock of the Corporation; or (d) the liquidation and dissolution of the Corporation, the result of which in the case of any transaction described in clauses (a), (b) or (c) above is that immediately after the transaction the stockholders of the Corporation immediately before the transaction, other than the acquiror, own less than fifty percent (50%) of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors of the surviving or resulting corporation in a transaction specified in clause (a) above, the acquiror in a transaction specified in clause (b) above, or the Corporation or the acquiror in a transaction specified in clause (c) above.

In all other respects, the terms and conditions of the 1996 Employee Plan would remain in full force and effect. The Board of Directors has proposed the amendment because it believes that it is in the best interest of the Corporation to provide for automatic accelerated vesting of awards upon a change in control. A copy of the proposed Amendment 2005-1 to the 1996 Employee Plan is included in this Proxy Statement as Exhibit A.

Required Vote and Recommendation

The approval of Amendment 2005-1 to the 1996 Employee Plan requires that the number of votes cast in favor of the proposal exceed the number of votes cast in opposition to the proposal. Abstentions and broker non-votes will not be counted as votes cast in favor of or in opposition to the approval of the proposed Amendment 2005-1 to the 1996 Employee Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 2.



           APPROVAL OF THE COMPUDYNE CORPORATION 2005 STOCK INCENTIVE
                         COMPENSATION PLAN FOR EMPLOYEES
                                (PROPOSAL NO. 3)

The Board of Directors proposes to adopt, subject to stockholder approval, the CompuDyne Corporation 2005 Stock Incentive Compensation Plan for Employees (the "2005 Employee Plan"). Under the 2005 Employee Plan, "Incentive Awards" consisting of incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-statutory options ("NSOs"), stock appreciation rights and restricted stock awards, or combinations thereof, may be granted to officers and other key employees of the Corporation and its subsidiaries, to purchase not more than an aggregate of 4,000,000 shares (subject to adjustment for stock splits or similar capitalization changes) of the Corporation's Common Stock. It is expected that approximately 225 officers and employees will be eligible to participate during the first year of the 2005 Employee Plan.

The Corporation currently maintains the Amended and Restated CompuDyne Corporation 1996 Stock Incentive Compensation Plan for Employees (the "1996 Employee Plan"), which was adopted by the Board of Directors on February 2, 1996 and approved by the stockholders of the Corporation at the 1996 Annual Meeting. The 1996 Employee Plan is set to expire on February 1, 2006, unless sooner terminated by the Board of Directors.

Summary of the 2005 Employee Plan

The full text of the 2005 Employee Plan is set forth as Exhibit B to this Proxy Statement. The following summary of the 2005 Employee Plan is qualified in its entirety by reference to the text of the 2005 Employee Plan.

The purposes of the 2005 Employee Plan are to promote growth and profitability of the Corporation by enabling it to attract and retain the best available personnel for positions of substantial responsibility, and to provide officers and other key employees with an opportunity for investment in the Corporation's Common Stock and to give them an additional incentive to increase their efforts on behalf of the Corporation and its subsidiaries.

The 2005 Employee Plan will be administered by the Corporation's Compensation and Stock Option Committee. No member of the Compensation and Stock Option Committee is eligible to receive an Incentive Award while serving as a member. Subject to the limitations of the 2005 Employee Plan, the Compensation and Stock Option Committee, after receiving the recommendations of the President, will determine and designate the employees (including the President, if the Compensation and Stock Option Committee so determines) to whom Incentive Awards should be granted, the type of Incentive Award to be granted, and the number of shares subject to each Incentive Award. Stock options give employees the right to purchase a specified number of shares of Common Stock at a price equal to at least 100 percent of fair market value at the time of grant of the option. Other terms of options to be awarded under the 2005 Employee Plan are set by the Compensation and Stock Option Committee, subject to the terms of the 2005 Employee Plan. Such terms will determine whether or not options are taxed as incentive stock options under Section 422 of the Internal Revenue Code. Stock appreciation rights may be granted by the Compensation and Stock Option Committee. These rights, which may be granted independently or in connection with an option, enable an employee to choose to receive an amount equal to the appreciation in value of the Common Stock subject to the stock appreciation right without any payment to the Corporation. An employee who exercises a stock appreciation right will receive the appreciation entirely in Common Stock. A restricted stock award is a grant of a right to an employee to receive, in periodic installments, a specified number of shares of Common Stock, including an amount equal to accrued dividends.

The 2005 Employee Plan provides for adjustment in the number of shares of stock subject thereto and the number of shares subject to option, stock appreciation rights or restricted stock awards by reason of merger, stock splits or similar events. The 2005 Employee Plan may be modified or amended by the Board of Directors at any time except for certain amendments specified in the 2005 Employee Plan which require stockholder approval. In the event that any transaction occurs which results in a change in control of the Corporation, all outstanding awards issued under the 2005 Employee Plan shall become fully vested and exercisable. [The securities offered under the 2005 Employee Plan will be registered under the Securities Act of 1933, as amended, with the Securities and Exchange Commission on a Registration Statement on Form S-8.]

The Board of Directors will adopt the 2005 Employee Plan in connection with the 2005 Annual Meeting. There have not been any Incentive Awards issued under the 2005 Employee Plan to date and it is not possible to predict the number or identity of employees who will receive Incentive Awards following its approval or, except as set forth in the 2005 Employee Plan, to describe the restrictions that may be included in specific Incentive Awards. No Incentive Award may be granted under the 2005 Employee Plan subsequent to May 26, 2015.

Federal Income Tax Consequences

NSOs. Under current law, there generally will be no Federal income tax consequences to either the employee or the Corporation on the grant of NSOs. Upon exercise of NSOs, the difference between the fair market value of the Corporation's Common Stock at the date of exercise and the exercise price is taxed to the grantee at ordinary income rates, and is subject to withholding tax by the Corporation. The exercise of NSOs will result in a tax deduction to the Corporation, measured by such difference. However, grantees who are subject to the six-month restrictions on resale of Common Stock under Federal securities laws will, unless they elect otherwise, generally not recognize ordinary income until such restrictions lapse. The fair market value of the Corporation's Common Stock at the date of exercise becomes the tax basis in the hands of the grantee of shares acquired upon such exercise.

ISOs. Under the Code, there generally are no Federal income tax consequences to the employee or the Corporation upon the grant or exercise of an ISO, except that the difference between the option price and the fair market value of the Common Stock at the exercise of the option will be an item of tax preference for purposes of the alternative minimum tax. If the employee does not dispose of the stock within two years from the grant date of the ISO, and holds the stock after exercise for at least one year, the employee will be taxed at long-term capital gain rates upon the sale of the stock, and the Corporation will not be entitled to a tax deduction in connection with the exercise of the ISO. If the employee does not meet these holding period requirements, the employee's gain upon disposing of the stock will usually be taxed as ordinary income to the extent of the excess of the fair market value of the shares on the date of exercise over the option price. The balance of the amount received, if any, will be short-term or long-term capital gain depending on how long the shares were held by the employee. The Corporation will be allowed a tax deduction in the amount of the grantee's ordinary income as a result of the disposition. To the extent that the aggregate fair market value of stock with respect to which ISOs become exercisable for the first time by an individual during a calendar year exceeds $100,000, such options will be treated as NSOs for tax purposes.

Required Vote and Recommendation

The approval of the proposed 2005 Employee Plan requires that the number of votes cast in favor of the proposal exceed the number of votes cast in opposition to the proposal. Abstentions and broker non-votes will not be counted as votes cast in favor of or in opposition to the approval of the proposed 2005 Employee Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 3.

                PROPOSAL TO AMEND THE COMPUDYNE CORPORATION 1996
                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
                                (PROPOSAL NO. 4)

The Board of Directors of CompuDyne Corporation recommends that stockholders approve an amendment to the 1996 Directors Plan. The 1996 Directors Plan as amended was adopted by the Board of Directors and approved by the stockholders of the Corporation at the 1998 Annual Meeting. The current 1996 Directors Plan provides that a non-employee director shall receive an option to purchase 10,000 shares of the Corporation (a) when he is first elected as a director by the Corporation's stockholders or appointed as a director by the Board of Directors,
(b) when he is subsequently reelected as a director by the Corporation's stockholders, and (c) on the date of each Annual Meeting of the Stockholders. In addition, the current 1996 Directors Plan provides that, upon certain change in control events, the Corporation shall give to each non-employee director either
(1) a reasonable time prior to the event to exercise his or her options, at the end of which time the options shall terminate, or (2) the right to exercise options as to an equivalent number of shares of the corporation succeeding the Corporation or acquiring its business.

The proposed amendment to the 1996 Directors Plan provides that a non-employee director will only be entitled to receive an option to purchase 10,000 shares of Common Stock at the Annual Meeting of the Stockholders of the Corporation, provided that the non-employee director has served in such capacity for at least 4 (four) consecutive calendar months prior to the Annual Meeting, and that any non-employee director who previously was an employee of the Corporation or a subsidiary qualifies as an "independent director," as defined in the Marketplace Rules of The Nasdaq Stock Market.

In addition, the proposed amendment to the 1996 Directors Plan provides that, in the event of a change in control of the Corporation, all outstanding awards issued under the 1996 Directors Plan shall become fully vested and exercisable. The proposed amendment would provide that a "change in control" shall be deemed to have occurred upon: (a) the merger of the Corporation with or into any third party (other than a subsidiary); (b) the assignment, sale, transfer, lease or other disposition of all or substantially all of the assets of the Corporation;
(c) the acquisition by any third party or group of third parties acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of shares of voting capital stock of the Corporation; or (d) the liquidation and dissolution of the Corporation, the result of which in the case of any transaction described in clauses (a), (b) or (c) above is that immediately after the transaction the stockholders of the Corporation immediately before the transaction, other than the acquiror, own less than fifty percent (50%) of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors of the surviving or resulting corporation in a transaction specified in clause (a) above, the acquiror in a transaction specified in clause (b) above, or the Corporation or the acquiror in a transaction specified in clause (c) above.

In all other respects, the terms and conditions of the 1996 Directors Plan would remain in full force and effect. The Board of Directors has proposed the amendment because it believes that it is in the best interest of the Corporation to clarify the circumstances in which options will be granted to non-employee directors, and to provide for automatic accelerated vesting of awards upon a change in control. A copy of the proposed Amendment 2005-1 to the 1996 Directors Plan is included in this Proxy Statement as Exhibit C.

Required Vote and Recommendation

The approval of Amendment 2005-1 to the 1996 Directors Plan requires that the number of votes cast in favor of the proposal exceed the number of votes cast in opposition to the proposal. Abstentions and broker non-votes will not be counted as votes cast in favor of or in opposition to the approval of the proposed Amendment 2005-1 to the 1996 Directors Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 4.



                APPROVAL OF THE COMPUDYNE CORPORATION 2005 STOCK
                     OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
                                (PROPOSAL NO. 5)

The Board of Directors proposes to adopt, subject to stockholder approval, the CompuDyne Corporation 2005 Stock Option Plan for Non-Employee Directors (the "2005 Directors Plan"). Under the 2005 Directors Plan, NSOs may be granted to eligible non-employee directors of the Corporation to purchase not more than an aggregate of 400,000 shares (subject to adjustment for stock splits or similar capitalization changes) of the Corporation's Common Stock. It is expected that 6 non-employee directors will be eligible to participate during the first year of the 2005 Employee Plan.

The Corporation currently maintains the CompuDyne Corporation 1996 Stock Option Plan for Non-Employee Directors (the "1996 Directors Plan"), which was adopted by the Board of Directors and approved by the stockholders of the Corporation at the 1998 Annual Meeting. The 1996 Directors Plan is set to expire on February 1, 2006, unless sooner terminated by the Board of Directors.

Summary of the 2005 Directors Plan

The full text of the 2005 Directors Plan is set forth as Exhibit D to this Proxy Statement. The following summary of the 2005 Directors Plan is qualified in its entirety by reference to the text of the 2005 Directors Plan.

The purposes of the 2005 Directors Plan are to facilitate the acquisition of Common Stock by non-employee directors and to enhance the Corporation's ability to attract and retain qualified, experienced directors.

The 2005 Directors Plan will be administered by the Compensation and Stock Option Committee, whose members shall be selected by the Board of Directors from those directors who are not employees of the Corporation or its parent or subsidiaries. No member of the Compensation and Stock Option Committee may participate in the decision of any question relating exclusively to an option granted to that member. Subject to the limitations of the 2005 Directors Plan, a non-employee director will only be entitled to receive an option to purchase 10,000 shares of Common Stock at an Annual Meeting of the Stockholders of the Corporation, provided that the non-employee director has served in such capacity for at least 4 (four) consecutive calendar months prior to the Annual Meeting, and that any non-employee director who previously was an employee of the Corporation or a subsidiary qualifies as an "independent director," as defined in the Marketplace Rules of The Nasdaq Stock Market.

Stock options give non-employee directors the right to purchase a specified number of shares of Common Stock at a price equal to at least 100 percent of fair market value at the time of grant of the option. Other terms of options to be awarded under the 2005 Directors Plan are set by the Compensation and Stock Option Committee, subject to the terms of the 2005 Directors Plan.

The 2005 Directors Plan provides for adjustment in the number of shares of stock subject thereto and the number of shares subject to option awards by reason of merger, stock splits or similar events. The 2005 Directors Plan may be modified or amended by the Board of Directors at any time except for certain amendments specified in the 2005 Directors Plan which require stockholder approval. In the event that any transaction occurs which results in a change in control of the Corporation, all outstanding awards issued under the 2005 Directors Plan shall become fully vested and exercisable. [The securities offered under the 2005 Directors Plan will be registered under the Securities Act of 1933, as amended, with the Securities and Exchange Commission on a Registration Statement on Form S-8.]

The Board of Directors will adopt the 2005 Directors Plan in connection with the 2005 Annual Meeting. There have not been any options issued under the 2005 Directors Plan to date and it is not possible to predict the number or identity of non-employee directors who will receive options following its approval or, except as set forth in the 2005 Directors Plan, to describe the restrictions that may be included in specific option awards. No option award may be granted under the 2005 Directors Plan subsequent to May 26, 2015.

Required Vote and Recommendation

The approval of the proposed 2005 Directors Plan requires that the number of votes cast in favor of the proposal exceed the number of votes cast in opposition to the proposal. Abstentions and broker non-votes will not be counted as votes cast in favor of or in opposition to the approval of the proposed 2005 Directors Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 5.



                                  OTHER MATTERS

The Board of Directors does not intend to bring any other matter before the meeting, and does not know of any other matter, which anyone else proposes to present for action at the meeting. However, if any other matters properly come before such meeting, or any adjournment thereof, the persons named in the accompanying form of proxy or their duly constituted substitutes acting at the meeting will be deemed authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

                              FINANCIAL STATEMENTS

Financial statements of the Company are included in the Annual Report to Stockholders for the year ended December 31, 2004, which report is mailed herewith to all stockholders entitled to vote at the meeting. The Annual Report is not part of the Soliciting material.



                  STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Stockholders proposals for the 2006 Annual Meeting of Stockholders must be received at the principal executive offices of the Corporation, 2530 Riva Road, Suite 201, Annapolis, Maryland 21401, no later than December 11, 2005 for inclusion in the 2006 Proxy Statement.

In order to nominate persons for election to the Corporation's Board of Directors at the 2006 Annual Meeting of Stockholders, or to bring other business constituting a proper matter for stockholder action under applicable law before the 2006 Annual Meeting of Stockholders, a stockholder must deliver written notice to the Secretary of the Corporation at the principal executive offices of the Corporation on or before March 16, 2006.

Stockholders are requested by the Board of Directors to execute and deliver the enclosed proxy.

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                                       26

EXHIBIT A
---------

                              Amended and Restated
                              CompuDyne Corporation
                     1996 Stock Incentive Compensation Plan
                                  for Employees

                                Amendment 2005-1


                  WHEREAS, CompuDyne Corporation (the "Company") maintains the Amended and Restated CompuDyne Corporation 1996 Stock Incentive Compensation Plan for Employees (the "Plan"); and

                  WHEREAS, the Board of Directors of the Company (the "Board") desires to amend the Plan to define the term "change in control" and to describe the effect of a change in control on awards issued under the Plan; and

                  WHEREAS, pursuant to Section 11(a) of the Plan, the Board has the authority to adopt such an amendment to the Plan;

                  NOW, THEREFORE, the Plan is hereby amended effective June 1, 2005 as follows:

                  1. A definition of "Change in Control" is added to Section 2 of the Plan to read as follows:

                         " `Change in Control' shall be deemed to have occurred
                    upon: (a) the merger of the Company with or into any third party (other than a Subsidiary); (b) the assignment, sale, transfer, lease or other disposition of all or substantially all of the assets of the Company; (c) the acquisition by any third party or group of third parties acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of shares of voting capital stock of the Company; or (d) the liquidation and dissolution of the Company, the result of which in the case of any transaction described in clauses (a), (b) or (c) above is that immediately after the transaction the stockholders of the Company immediately before the transaction, other than the acquiror, own less than fifty percent (50%) of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors of the surviving or resulting corporation in a transaction specified in clause (a) above, the acquiror in a transaction specified in clause (b) above, or the Company or the acquiror in a transaction specified in clause (c) above."

                 2. Section 9(b) of the Plan is amended in its entirety to read as follows:

                    "(b) Merger, Exchange or Reorganization.

                     (i) In the event that the outstanding shares of Common Stock are changed or converted into, exchanged or exchangeable for, a different number or kind of shares or other securities of the Company or of another corporation, by reason of a reorganization, merger, consolidation, reclassification or combination, appropriate adjustment shall be made by the Committee in the number of shares and kind of Common Stock for which Incentive Awards and Stock Payments may be or may have been awarded under the Plan, to the end that the proportionate interests of participants shall be maintained as before the occurrence of such event. All adjustments shall be made by the Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of Common Stock shall be issued under the Plan on account of any such adjustments.

                     (ii) Subject to Section 9(b)(i), in the event of a Change in Control of the Company, all outstanding Options (regardless of whether in tandem with Stock Appreciation Rights) shall become fully vested and exercisable, all Stock Appreciation Rights (regardless of whether in tandem with Options) shall become fully vested and exercisable, and all Restricted Stock Awards shall become fully vested."

                  Executed this 1st day of June, 2005.

                                       COMPUDYNE CORPORATION



                                       By:
                                          --------------------------------------
                                                    Geoffrey F. Feidelberg

EXHIBIT B
---------

                              COMPUDYNE CORPORATION
                     2005 STOCK INCENTIVE COMPENSATION PLAN
                                  FOR EMPLOYEES

1.   PURPOSE

     The purpose of the Plan is to further the growth and prosperity of CompuDyne Corporation and its subsidiaries through payment of incentive compensation in the form of Common Stock to officers and other key employees and by encouraging investment in the Company's Common Stock by officers and other key employees who are in a position to contribute materially to the Company's prosperity.

2.   DEFINITIONS

     Unless the context clearly indicates otherwise, the following terms when used in this Plan, shall have the meanings set forth in this Section 2.

     "Appreciation" means in connection with an Option or Stock Appreciation Right the amount by which the Fair Market Value of Common Stock subject to such Option or Stock Appreciation Right on the day prior to exercise thereof exceeds the exercise price for such Common Stock determined as set forth in Section 7(b) or 8(b) hereof.

     "Award Period" means for each Restricted Stock Award, the period beginning with the date on which such Award is granted and ending on a date specified by the Committee at the time of the granting of such Award. In no event shall the Award Period be greater than 10 (ten) years.

     "Board of Directors" or "Board" means the Board of Directors of the Company.

     "Change in Control" shall be deemed to have occurred upon: (a) the merger of the Company with or into any third party (other than a Subsidiary); (b) the assignment, sale, transfer, lease or other disposition of all or substantially all of the assets of the Company; (c) the acquisition by any third party or group of third parties acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of shares of voting capital stock of the Company; or (d) the liquidation and dissolution of the Company, the result of which in the case of any transaction described in clauses (a), (b) or
(c) above is that immediately after the transaction the stockholders of the Company immediately before the transaction, other than the acquiror, own less than fifty percent (50%) of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors of the surviving or resulting corporation in a transaction specified in clause (a) above, the acquiror in a transaction specified in clause (b) above, or the Company or the acquiror in a transaction specified in clause (c) above.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means the Compensation and Stock Option Committee of the Board of Directors.

     "Common Stock" means the common stock of the Company with a par value of $.75 per share.

     "Company" means CompuDyne Corporation.

     "Disability" shall mean a disability that results in a Participant's Termination of Employment with the Company or a Subsidiary, as determined pursuant to standard Company procedures.

     "Fair Market Value" for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean with respect to the Common Stock on any day, (i) the closing sales price (or other exchange-designated daily sales price) on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading, or (ii) if not so reported, the closing sales price (or other Nasdaq-designated daily sales price) on the immediately preceding business day of a share of Common Stock as published in the Nasdaq National Market Issues report in the Eastern Edition of The Wall Street Journal, or (iii) if not so reported, the average of the closing (or other designated) bid and asked prices on the immediately preceding business day as reported on the Nasdaq National Market System, or (iv) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. In the event that the price of a share of Common Stock shall not be so reported or furnished, the Fair Market Value of a share of Common Stock shall be determined by the Committee in good faith. A "business day" is any day, other than Saturday or Sunday, on which the relevant market is open for trading.

     "Incentive Award" means on Option, a Stock Appreciation Right, a Restricted Stock Award or a combination of them.

     "Incentive Stock Option" means an Option which meets the requirements of
Section 422 of the Code.

     "Option" means a regular stock option or Incentive Stock Option granted under this Plan to purchase shares of Common Stock.

     "Plan" means the CompuDyne Corporation 2005 Stock Incentive Compensation Plan for Employees as amended from time to time.

     "Restricted Stock Award" means the right to receive a specified number of shares of Common Stock in annual installments over a designated Award Period.

     "Stock Appreciation Right" means a right granted by the Committee which entitles the holder of the Option to receive the Appreciation of the underlying Common Stock subject to such Stock Appreciation Right without payment to the Company.

     "Subsidiary" or "Subsidiaries" means a corporation or other form of business entity more than 50% of the voting interest of which is owned or controlled, directly or indirectly, by the Company.

3. SHARES OF COMMON STOCK SUBJECT TO THE PLAN

     (a) Subject to the provisions of paragraph (c) of this Section 3 and
Section 9, the total number of shares of Common Stock which may be issued or transferred under this Plan upon exercise of stock options, Stock Appreciation Rights and when an employee becomes entitled to receive shares of stock under the terms of a Restricted Stock Award shall not exceed four million (4,000,000) shares.

     (b) Shares to be transferred to employees will be made available, at the discretion of the Board of Directors, either from authorized but unissued shares of Common Stock or previously issued shares of the Common Stock reacquired by the Company, including shares purchased in the open market.

     (c) If any share of Common Stock transferable under an Incentive Award is not transferred and ceases to be issuable or transferable because of the lapse, in whole or in part, of such Incentive Award, or, by reason of the provisions of paragraph (b) of Section 6, and paragraphs (d) and (e) of Section 7, or as a result of an employee's election to exercise a Stock Appreciation Right as set forth in paragraphs (d) and (e) of Section 8, or for any other reason, the shares not so issued or transferred shall no longer be charged against the limitation provided for in paragraph (a) of this Section 3 and may again be used for Incentive Awards.

4. ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Compensation and Stock Option Committee which shall consist of two or more members who are not eligible to receive Incentive Awards and who have not been eligible, at any time within one year prior to appointment to the Committee, for selection as a person to whom stock may be allocated or to whom Options, Stock Appreciation Rights or Restricted Stock awards may be granted pursuant to the Plan or any other plan of the Company (exclusive of the 2005 Option Plan for Non-Employee Directors) or any of its affiliates entitling the participants therein to acquire stock of the Company or, any of its affiliates. The Committee shall have authority, in its discretion and after receiving the recommendations of the President of the Company, to determine the employees to whom, and the time or times at which Incentive Awards will be granted and the number of shares to be subject to each Incentive Award, and in the case of Options whether or not such Options shall be accompanied by the grant of Stock Appreciation Rights. In making such determinations, the nature of the services rendered by the respective employees, their present and potential contributions to the Company's success and such other factors deemed to be relevant by the Committee will be taken into account. Subject to the express provisions of the Plan, the Committee shall also have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Incentive Award Agreements (which need not be identical) including the determination of whether Options granted will be designated as Incentive Stock Options and to make all other determinations necessary or advisable for the administration of the Plan. The Committee will hold its meetings at such time and place as it may determine. A majority of its members will constitute a quorum, and all determinations of the Committee shall be made by a majority of its members.

5.   PARTICIPATION

     (a) Incentive Awards may be granted only to officers or other key employees of the Company and its Subsidiaries.

     (b) From time to time the President of the Company will recommend to the Committee employees of the Company and of its Subsidiaries who should be granted Incentive Awards, the type of Incentive Award to be granted, and the number of shares subject to each Incentive Award. The Committee shall approve or disapprove such recommendations, and shall determine with respect to the President whether to grant Incentive Awards, the type of Incentive Award to be granted, and the number of shares subject to each Incentive Award.

     (c) Incentive Awards may be granted in the following forms:

          (i) A Restricted Stock Award, in accordance with Section 6;

          (ii) An Option, in accordance with Section 7, which may be designated as an Incentive Stock Option as that term is defined in Section 422 of the Internal Revenue Code;

          (iii) A Stock Appreciation Right in accordance with Section 8; or

          (iv) A combination of the foregoing.

6.   RESTRICTED STOCK AWARDS

     An Incentive Award in the form of a Restricted Stock Award shall be subject to the following provisions:

     (a) The Restricted Stock Agreement shall specify (i) a number of shares of Common Stock to be transferred to the recipient over the Award Period, and (ii) the times at which portions of those shares shall be transferred to the recipient. Shares may not be transferred before one year after the date of the Award, or later than ten years from such date, excepting, however, that the Committee may waive any part of the one-year period.

     (b) The Restricted Stock Award shall terminate if the holder, with or without cause, shall cease to be an employee of the Company or any of its Subsidiaries and any installments of shares of Common Stock which have not yet become transferable to such holder shall be forfeited upon cessation of employment; provided, however, in the event that an employee's employment shall terminate as a result of death or disability the foregoing provision of this paragraph (b) shall not apply and all shares of stock subject to Restricted Stock Awards shall immediately become vested.

     (c) At the time an installment of shares of Common Stock is transferred to the holder of a Restricted Stock award, an additional payment shall be made to such holder, either in cash or shares of Common Stock as the Committee shall determine in its sole discretion, in an amount equal to the cash dividends which may have been payable to the holder of the Restricted Stock Award in respect to the shares transferred to the holder at the time the Restricted Stock Award was granted.

     (d) Each Restricted Stock Award shall be evidenced by a written instrument containing terms and conditions determined by the Committee, consistent with the terms of the Plan.

7.   OPTIONS

     An Incentive Award in the form of an Option shall be subject to the following provisions:

     (a) The Option Agreement shall specify (i) the number of shares of Common Stock which may be purchased by the recipient over the term of the Option, (ii) the times at which portions of such shares may be purchased by the employee,
(iii) whether the Option is accompanied by a Stock Appreciation Right and, if so, the terms and conditions of such Stock Appreciation Right as set forth in
Section 8 and (iv) whether the Option is an Incentive Stock Option. No Option shall be deemed to be an Incentive Stock Option unless the Committee has so designated such Option and the Option states that it is an Incentive Stock Option.

     (b) The purchase price of each share of Common Stock under each Option will be at least 100% of the Fair Market Value of a share of the Common Stock at the time of grant.

     (c) The Option must provide that it is not transferable and may be exercised solely by the person to whom granted, except as provided in paragraph
(e) of this Section 7 in the event of such person's death.

     (d) Unless otherwise determined by the Committee, each Option will be subject to the condition that it may be exercised only if the optionee remains in the employ of the Company and/or a Subsidiary for at least one year after the date of the granting of the Option. An Option may be exercised at the times and in the amounts determined by the Committee. In no event, however, shall an Option or a Stock Appreciation Right relating to such Option be exercisable after ten years from the granting of the Option.

     (e) Option (and any related Stock Appreciation Right) shall terminate if and when the optionee shall cease to be an employee of the Company and its Subsidiaries, except as follows:

          (i) If an optionee dies while employed by the Company or a Subsidiary, or within 30 (thirty) days after his/her retirement or the termination of his/her employment where such termination was not for cause, the Option theretofore granted to him/her or any related Stock Appreciation Right may be exercised (for not more than the number of shares for which the optionee might have exercised his/her Option or Stock Appreciation Right at the time of termination of employment) by the beneficiary designated pursuant to paragraph (g) of Section 10 except in the case of an Incentive Stock Option, or in the absence of such designation or if no such beneficiary survives the optionee or if the Option is an Incentive Stock Option, by such person or persons as shall have acquired the optionee's rights under the Option by will or by the laws of descent and distribution, but only within 6 (six) months from the date of death, and in no event after ten years from the granting of the Option.

          (ii) If an optionee retires or if his/her employment with the Company or a Subsidiary is terminated for any reason (other than by death), such Option or any related Stock Appreciation Right may be exercised (for not more than the number of shares for which the optionee might have exercised his/her Option on the date of his/her retirement or the date on which his/her employment was terminated or such greater number of shares as the Committee may determine) only within 30 (thirty) days from the date of such retirement or termination of employment or such other period of time as the Committee may determine, but in no event after ten years from the granting of the Option; provided, however, that if an optionee is dismissed for cause, of which the Committee shall be the sole judge, his/her Option and any related Stock Appreciation Right shall expire on the date and time of dismissal. The Committee may determine that, for the purpose of the Plan, an employee who is on a leave of absence will be considered as still in the employ of the Company, provided that an Option shall be exercisable during a leave of absence only as to the number of shares which were exercisable at the commencement of such leave of absence.

     (f) A person electing to exercise an Option will give written notice to the Company of such election and of the number of shares he/she has elected to purchase and the date on which he/she wishes to exercise the Option. Any person exercising an Option shall tender the full purchase price of the shares he/she has elected to purchase on the date specified by him/her for completion of such purchase.

     (g) A person electing to exercise a Stock Appreciation Right in lieu of exercising all or part of an Option will give written notice to the Company of such election and the number of shares subject to the Option which will be taken in the form of Stock Appreciation Rights.

     (h) The Committee shall have the power to add a Stock Appreciation Right to any outstanding Option. Such addition shall be made by amending the outstanding Option to include a Stock Appreciation Right (with the written approval of the holder thereof). Any such amendment shall not be considered the grant of a new Option but shall be deemed to be a continuation of the Option with respect to which such Stock Appreciation Right is granted. The Option agreements or Option grants authorized by the Plan may contain such other provisions, consistent with the terms of the Plan, as the Committee shall consider advisable.

     (i) Incentive Stock Options may not be issued to any person who at the time of grant owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries.

8.   STOCK APPRECIATION RIGHTS

     An Incentive Award in the form of Stock Appreciation Rights shall be subject to the following provisions:

     (a) The Stock Appreciation Rights Agreement shall specify (i) the number of shares of Common Stock to which each Stock Appreciation Right relates, (ii) the times at which each Stock Appreciation Right may be exercised, and (iii) whether the Stock Appreciation Right accompanies an Option and, if so, the terms and conditions of such Option as set forth in Section 7.

     (b) The exercise price of each Stock Appreciation Right shall be at least 100% of the Fair Market Value of a share of Common Stock at the time of the grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right is being exercised.

     (c) Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive shares of Common Stock. The number of shares of Common Stock to be received by the holder upon exercise will be determined by dividing the Appreciation by the Fair Market Value of the Common Stock on the day preceding the date of exercise of the Stock Appreciation Right. In no event shall the holder of a Stock Appreciation Right be entitled to receive cash upon exercise.

     (d) Stock Appreciation Rights shall be subject to the same transferability and exercise provisions applicable to Options, as described in Section 7. Any shares of Common Stock transferred upon exercise of a Stock Appreciation Right shall be charged against the maximum limitation upon the grant of shares of Common Stock set forth in Section 3 of the Plan.

     (e) With respect to a Stock Appreciation Right that is granted in connection with an Option, the following additional provisions shall apply:

          (i) Each Stock Appreciation Right that relates to a specific Option granted under the Plan shall be granted to the employee either concurrently with the grant of the Option or at such later time as determined by the Committee.

          (ii) The Stock Appreciation Right shall entitle the holder of an Option to surrender the unexercised Option (or a portion thereof) within the period specified for the exercise of such Option and receive in exchange a payment in Common Stock of the Company having an aggregate value equal to the amount by which the Fair Market Value of the Common Stock subject to the Option (or portion thereof which is exercised) exceeds the Option price for such Common Stock (referred to as the Appreciation).

         (iii) Each Stock Appreciation Right granted in connection with an Option shall be subject to the same terms and conditions as the related Option. It shall be exercisable only to the extent such Option is exercisable and shall terminate or lapse and cease to be exercisable when the related Option terminates or lapses.

          (iv) Upon the exercise of a Stock Appreciation Right, the total number of shares subject to the related Option shall automatically be reduced by the number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised. Any shares transferred upon exercise of a Stock Appreciation Right shall be charged against the maximum limitation upon the grant of shares of Common Stock set forth in Section 3 of the Plan. Any shares not transferred which are no longer subject to Option due to surrender of the Option or a portion thereof upon exercise of the Stock Appreciation Right shall not be charged against such maximum limitation and shall again be available for grant pursuant to Incentive Awards.

9.   ADJUSTMENT PROVISIONS

     Except as otherwise provided herein, the following provisions shall apply to all Common Stock authorized for issuance, and optioned, granted or awarded under the Plan:

     (a) Stock Dividends, Splits, etc. In the event of a stock dividend, stock split, or other subdivision or combination of the Common Stock, the number of shares of Common Stock authorized under the Plan will be adjusted proportionately. Similarly, in any such event there will be a proportionate adjustment in the number of shares of Common Stock subject to unexercised Options (but without adjustment to the aggregate option price) and in the number of shares of Common Stock then subject to Restricted Stock Awards.

     (b) Merger, Exchange or Reorganization.

          (i) In the event that the outstanding shares of Common Stock are changed or converted into, exchanged or exchangeable for, a different number or kind of shares or other securities of the Company or of another corporation, by reason of a reorganization, merger, consolidation, reclassification or combination, appropriate adjustment shall be made by the Committee in the number of shares and kind of Common Stock for which Incentive Awards and Stock Payments may be or may have been awarded under the Plan, to the end that the proportionate interests of participants shall be maintained as before the occurrence of such event. All adjustments shall be made by the Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of Common Stock shall be issued under the Plan on account of any such adjustments.

          (ii) Subject to Section 9(b)(i), in the event of a Change in Control of the Company, all outstanding Options (regardless of whether in tandem with Stock Appreciation Rights) shall become fully vested and exercisable, all Stock Appreciation Rights (regardless of whether in tandem with Options) shall become fully vested and exercisable, and all Restricted Stock Awards shall become fully vested.

10.  GENERAL PROVISIONS

     (a) With respect to any shares of Common Stock issued or transferred under the provisions of this Plan, such shares may be issued or transferred subject to such conditions, in addition to those specifically provided in the Plan, as the Board of Directors or Committee may direct.

     (b) Nothing in the Plan or in any instrument executed pursuant thereto will confer upon any employee any right to continue in the employ of the Company or a Subsidiary or will affect the right of the Company or of a Subsidiary to terminate the employment of any employee with or without cause.

     (c) No shares of Common Stock will be issued or transferred pursuant to an Incentive Award unless and until all legal requirements applicable to the issuance or transfer of such shares have, in the opinion of counsel to the Company, been complied with. In connection with any such issuance or transfer, the person acquiring the shares will, if requested by the Company, give written assurances satisfactory to counsel to the Company that the shares are being acquired for investment and not with a view to resale or distribution thereof and assurances in respect of such other matters as the Company or a Subsidiary may consider desirable to assure compliance with all applicable legal requirements.

     (d) No employee (individually or as a member of a group), and no beneficiary or other person claiming under or through him/her, will have any right, title or interest in any shares of Common Stock allocated or reserved for the purposes of the Plan or subject to any Incentive Award except as to such shares of Common Stock, if any, as shall have been issued or transferred to him/her and except as otherwise provided in Section 11(a).

     (e) In the case of any employee of a Subsidiary, the Committee may direct the Company to issue or transfer the shares covered by the Incentive Award to the Subsidiary for such lawful consideration as the Committee may specify upon the condition that the Subsidiary will transfer the shares to the employee in accordance with the terms of the Incentive Award. Notwithstanding any other provision in this Plan, an Incentive Award may be issued by and in the name of the Subsidiary and shall be considered granted on the date it is approved by the Committee, on the date it is delivered by the Subsidiary, or on such other date between such two dates, as the Committee shall specify.

     (f) The Company and its Subsidiaries shall have the right to require the recipient of Common Stock granted pursuant to an Incentive Award to remit to the Company or Subsidiary an amount of cash sufficient to satisfy any applicable federal, state or local income or other tax withholding requirements prior to delivery of any certificate(s) for such shares of Common Stock. The Company or a Subsidiary may make such provisions as it may consider appropriate for the withholding of any taxes which the Company or Subsidiary determines it is required to withhold in connection with any Incentive Award.

     (g) No Incentive Award and no rights under the Plan, contingent or otherwise, shall be assignable, transferable or subject to any encumbrance, pledge or charge of any nature; provided that, under such rules and regulations as the Committee may establish pursuant to the terms of the Plan, a beneficiary may be designated in respect to an Incentive Award in the event of the death of the holder of such Incentive Award and provided, also, that if such beneficiary shall be the executor or administrator of the estate of the holder of such Incentive Award, any rights in respect of such Incentive Award may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Incentive Award or, in case of intestacy, under the laws relating to intestacy, and provided further that an Incentive Award may be transferred pursuant to a Qualified Domestic Relations Order, as defined in the Code or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder.

     (h) Nothing in the Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Subsidiary now has or may hereafter lawfully put into effect, including, without limitation, any retirement, pension, insurance, stock purchase, incentive compensation or bonus plan.

     (i) The place of administration of the Plan will conclusively be deemed to be within the State of Maryland and the validity, construction, interpretation and administration of the Plan and any rules and regulations or determinations or decisions made thereunder, will be governed by, and determined exclusively and solely in accordance with, the laws of the State of Maryland. Without limiting the generality of the foregoing, the period within which any action arising under or in connection with the Plan, or any payment or Award made or purportedly made under or in connection therewith, must be commenced and will be governed by the laws of the State of Maryland, irrespective of the place where the act or omission complained of took place and of the residence of any party to such action and irrespective of the place where the action may be brought.

     (j) Any Common Stock granted pursuant to a Restricted Stock Award must be held for at least 2 (two) years from the date of grant, and any Common Stock acquired by exercise of an Option or a Stock Appreciation Right must be held until at least two (2) years has passed from the date of grant of such Option or Stock Appreciation Right.

11.  AMENDMENT, SUSPENSION AND TERMINATION OF PLAN

     (a) The Board of Directors may at any time terminate, suspend or amend the Plan, provided, however, that no such amendment will, without approval of the stockholders of the Company, except as provided in Section 9 hereof, (i) increase the aggregate number of shares which may be issued in connection with Incentive Awards; (ii) change the minimum Option or Stock Appreciation Right exercise price; (iii) increase the maximum period during which Options and/or Stock Appreciation Rights may be exercised, or Restricted Stock Awards transferred; (iv) extend the effective period of this Plan; or (v) materially modify the requirements as to eligibility for participation in the Plan. No such amendment will permit the granting of Incentive Awards to members of the Committee who are not employees.

     (b) The Committee may, with the consent of the person by whom an Incentive Award is held, modify or change the terms of any Incentive Award in a manner which does not conflict with the provisions of the Plan.

12.  EFFECTIVE DATE AND DURATION OF PLAN

     The effective date of the Plan is May 27, 2005 the date on which the Plan was approved by the stockholders. Any amendment to this Plan will become effective upon approval by the Board of Directors, unless stockholder approval is deemed necessary in which case such amendment shall become effective upon approval by the stockholders. Unless previously terminated by the Board of Directors, this Plan shall terminate at the close of business on May 27, 2015 and no Restricted Stock Award, Option, or Stock Appreciation Right may be granted under it thereafter, but such termination shall not affect any Incentive Award theretofore granted.

Attest:

Secretary

   Adopted by the Board of Directors of the Company on April 26, 2005.

   Approved by the Stockholders of the Company at their meeting of May 27, 2005.

EXHIBIT C
---------

                              CompuDyne Corporation
                             1996 Stock Option Plan
                           for Non-Employee Directors

                                Amendment 2005-1


                  WHEREAS, CompuDyne Corporation (the "Company") maintains the CompuDyne Corporation 1996 Stock Option Plan for Non-Employee Directors (the "Plan"); and

                  WHEREAS, the Board of Directors of the Company (the "Board") desires to amend the Plan to define the term "change in control" and to describe the effect of a change in control on awards issued under the Plan; and

                  WHEREAS, pursuant to Section 19 of the Plan, the Board has the authority to adopt such an amendment to the Plan;

                  NOW, THEREFORE, the Plan is hereby amended effective June 1, 2005 as follows:

                  1. A definition of "Change in Control" is added to Section 2 of the Plan to read as follows: "

                         `Change in Control' shall be deemed to have occurred
                    upon: (a) the merger of the Company with or into any third party (other than a Subsidiary); (b) the assignment, sale, transfer, lease or other disposition of all or substantially all of the assets of the Company; (c) the acquisition by any third party or group of third parties acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of shares of voting capital stock of the Company; or (d) the liquidation or dissolution of the Company, the result of which in the case of any transaction described in clauses (a), (b) or (c) above is that immediately after the transaction the stockholders of the Company immediately before the transaction, other than the acquiror, own less than fifty percent (50%) of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors of the surviving or resulting corporation in a transaction specified in clause (a) above, the acquiror in a transaction specified in clause (b) above, or the Company or the acquiror in a transaction specified in clause (c) above."

                  2. Section 7(a) of the Plan is amended in its entirety to read as follows:

                         "(a) Grant of Options. During the term of the Plan, on
                    the date of each Annual Meeting of the Stockholders of the Company each Non Employee Director shall automatically be granted a stock option to purchase ten thousand (10,000) shares of Common Stock of the Company upon the terms and conditions specified in the Plan; provided that (i) such Non-Employee Director has served as a Non-Employee Director for a period of at least 4 (four) consecutive calendar months prior to the Annual Meeting, and (ii) any such Non-Employee Director who previously was an employee of the Company or a Subsidiary qualifies as an "independent director," as defined in Rule 4200a15 of the Rules of The Nasdaq Stock Market."

                  3. Section 14 of the Plan is amended in its entirety to read as follows:

                     "14. Adjustment Upon Changes in Capitalization

                         (a) Changes in Capitalization. If the number of shares
                    of Common Stock of the Company as a whole are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to this Plan, and in the number, kind, and per share exercise price of shares of Common Stock subject to unexercised Options or portions thereof granted prior to any such change. Any such adjustment in an outstanding Option, however, shall be made without a change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share covered by the Option.

                         (b) Subject to Section 14(a), in the event of a Change
                    in Control of the Company, all outstanding Options (regardless of whether in tandem with Stock Appreciation Rights) shall become fully vested and exercisable, all Stock Appreciation Rights (regardless of whether in tandem with Options) shall become fully vested and exercisable, and all Restricted Stock Awards shall become fully vested.

                         (c) Dissolution or Liquidation. Upon the dissolution or
                    liquidation of the Company, this Plan and the Options issued thereunder shall terminate, provided that such termination shall be delayed for a period determined by the Committee to accommodate the acceleration of vesting that occurs upon liquidation or dissolution of the Company, as described in
                    Section 14(b)."

                  Executed this 1st day of June, 2005.

                                          COMPUDYNE CORPORATION



                                          By:
                                             -----------------------------------
                                                     Geoffrey F. Feidelberg

EXHIBIT D
---------

                              COMPUDYNE CORPORATION
                             2005 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

1.       Purpose

         The purpose of the CompuDyne Corporation 2005 Stock Option Plan for Non-Employee Directors (the "Plan") is to promote the interests of CompuDyne Corporation (the "Company") and its stockholders by encouraging Non-Employee Directors of the Company to have a direct and personal stake in the performance of the Company's Common Stock.

2.       Definitions

         Unless the context clearly indicates otherwise, the following terms have the meanings set forth below. Whenever applicable, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

         "Board of Directors" or "Board" means the Board of Directors of the Company.

         "Business Day" shall mean any day except Saturday, Sunday or a legal holiday in the State of Connecticut.

         "Change in Control" shall be deemed to have occurred upon: (a) the merger of the Company with or into any third party (other than a Subsidiary);
(b) the assignment, sale, transfer, lease or other disposition of all or substantially all of the assets of the Company; (c) the acquisition by any third party or group of third parties acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of shares of voting capital stock of the Company; or (d) the liquidation or dissolution of the Company, the result of which in the case of any transaction described in clauses
(a), (b) or (c) above is that immediately after the transaction the stockholders of the Company immediately before the transaction, other than the acquiror, own less than fifty percent (50%) of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors of the surviving or resulting corporation in a transaction specified in clause (a) above, the acquiror in a transaction specified in clause (b) above, or the Company or the acquiror in a transaction specified in clause (c) above.

         "Code" means the Internal Revenue Code of 1986, as amended, now in effect or as amended from time to time and any successor provisions thereto.

         "Committee" means the Compensation and Stock Option Committee of the Board of Directors of two or more members appointed by the Board of Directors and selected from those directors who are not employees of the Corporation, its parent or any Subsidiary, as defined in Section 424(e) and (f) of the Code. The Board may at any time and from time to time remove any member of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

         "Common Stock" means the common stock, par value $0.75 per share, of the Company.

         "Company" means CompuDyne Corporation.

         "Disability", as applied to a Grantee, shall have the meaning set forth in Section 22(e)(3) of the Code.

         "Fair Market Value" for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean with respect to the Common Stock on any day, (i) the closing sales price (or other exchange-designated daily sales price) on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading, or (ii) if not so reported, the closing sales price (or other Nasdaq-designated daily sales price) on the immediately preceding business day of a share of Common Stock as published in the Nasdaq National Market Issues report in the Eastern Edition of The Wall Street Journal, or (iii) if not so reported, the average of the closing (or other designated) bid and asked prices on the immediately preceding business day as reported on the Nasdaq National Market System, or (iv) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. In the event that the price of a share of Common Stock shall not be so reported or furnished, the Fair Market Value of a share of Common Stock shall be determined by the Committee in good faith. A "business day" is any day, other than Saturday or Sunday, on which the relevant market is open for trading.

         "Grant Date", as used with respect to a particular Option, means the date on which such Option is granted pursuant to the Plan.

         "Grantee" means the Non-Employee Director to whom an Option is granted pursuant to the Plan.

         "Immediate family members" of a Grantee means the Grantee's children, grandchildren and spouse.

         "Option" means an option granted pursuant to the Plan to purchase shares of Common Stock, which shall be a non-qualified stock option, not intended to qualify as incentive stock options under Section 422 of the Code.

         "Non-Employee Director" shall mean a member of the Board of Directors who is not an employee of the Company or any Subsidiary.

         "Plan" means the CompuDyne Corporation 2005 Stock Option Plan for Non-Employee Directors as set forth herein and as amended from time to time.

         "Retirement", as applied to a Non-Employee Director, shall mean when a Grantee resigns as a member of the Board at any time after attaining 65 (sixty-five) years of age.

         "Subsidiary" shall mean a "subsidiary corporation" of the Company as defined in Section 425(f) of the Code.

         "The 1934 Act" means the Securities Exchange Act of 1934, as amended, now in effect or as amended from time to time and any successor provisions thereto.

3.       Administration

         (a) General. The Plan shall be administered by the Committee, which shall have full power and authority, subject to the provisions of the Plan, to supervise administration of the Plan and interpret the provisions of the Plan and any Options granted hereunder. Any decision by the Committee shall be final and binding on all parties. No member of the Committee shall be liable for any determination, decision or action made in good faith with respect to the Plan or any Options under the Plan. The Committee may delegate any of such responsibilities to one or more agents and may retain advisors to advise it. No Grantee shall participate in the decision of any question relating exclusively to an Option granted to that Grantee.

         (b) Rules and Interpretation. The Committee shall be vested with full authority to make such rules and regulations, as it deems necessary to administer the Plan and to interpret and administer the provisions of the Plan in a uniform manner. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding on all parties. The Committee's administrative functions shall be ministerial in nature in view of the Plan's explicit provisions, including those related to eligibility for, timing, price and amount of Option grants.

4.       Eligibility

         The persons eligible to receive Options under the Plan are the Non-Employee Directors of the Company.

5.       Effective Date of the Plan and Term of Option Period

         The Plan shall become effective upon its approval by the stockholders. The term during which awards may be granted under the Plan shall expire on the tenth anniversary of the approval of the Plan by the stockholders. Subject to the provisions of Article 12 hereof, the period during which an Option granted under the Plan may be exercised shall expire on the tenth anniversary of the Grant Date of the Option.

6.       Shares Subject to the Plan

         The shares of Common Stock that may be delivered upon the exercise of Options under the Plan shall be shares of the Company's authorized Common Stock and may be unissued shares or reacquired shares, as the Board of Directors may from time to time determine. Subject to adjustment as provided in Article 13 hereof, the aggregate number of shares to be delivered under the Plan shall not exceed four hundred thousand (400,000) shares. If any shares are subject to an Option which for any reason expires or terminates during the term of the Plan prior to the issuance of such shares, the shares subject to but not delivered under such Option shall be available for issuance under the Plan.

7.       Options

         (a) Grant of Options. During the term of the Plan, on the date of each Annual Meeting of the Stockholders of the Company each Non Employee Director shall automatically be granted a stock option to purchase ten thousand (10,000) shares of Common Stock of the Company upon the terms and conditions specified in the Plan; provided that (i) such Non-Employee Director has served as a Non-Employee Director for a period of at least 4 (four) consecutive calendar months prior to the Annual Meeting, and (ii) any such Non-Employee Director who previously was an employee of the Company or a Subsidiary qualifies as an "independent director," as defined in Rule 4200a15 of the Rules of The Nasdaq Stock Market.

         (b) Terms of Options. Each Option granted under the Plan shall have the following terms and conditions:

                (i) Price. The exercise price per share of each Option shall equal the greater of the Fair Market Value of a share of Common Stock on the Grant Date or the par value per share of the Common Stock, if any, on the date of exercise of such option;

                (ii) Term. The term of each Option shall be for a period of 10 (ten) years from the Grant Date unless terminated earlier in accordance with the Plan;

                (iii) Time of Exercise. Unless an Option is terminated or the time of its exercisability is accelerated in accordance with the Plan, each Option shall be exercisable only to the extent of one-half of the number of shares of the Common Stock to which it relates on or after the second anniversary of its Grant Date and shall be exercisable to the extent of the remaining one-half of such shares only on or after the third anniversary of the Grant Date, so that the Options shall be exercisable in full only on or after the third anniversary of the Grant Date.

                (iv) Acceleration of Exercisability. Notwithstanding the schedule provided in subparagraph (iii) hereof, an Option shall become fully exercisable upon the occurrence of the Grantee's death or withdrawal from the Board of Directors by reason of such Non-Employee Director's Disability or Retirement; and

                (v) Option Agreement. Each Option shall be evidenced by an Option Agreement substantially in the form attached to this Plan as Appendix A.

8.       Exercise of Options

         (a) Each Option granted shall be exercisable in whole or in part at any time, or from time to time, during the Option term as specified in the Plan, provided that the election to exercise an Option shall be made in accordance with applicable Federal laws and regulations. Each Option may be exercised by delivery of a written notice to the Company stating the number of shares to be exercised and accompanied by the payment of the Option exercise price therefor in accordance with this Article. The Grantee shall furnish the Company, prior to the delivery of any shares upon the exercise of an Option, with such other documents and representations as the Company may require, assuring compliance with applicable laws and regulations.

         (b) No Option may at any time be exercised with respect to a fractional share. In the event that shares are issued pursuant to the exercise of an Option, no fractional shares shall be issued and cash equal to the Fair Market Value of such fractional share on the date of the delivery of the exercise notice shall be given in lieu of such fractional shares.

         (c) No shares shall be delivered pursuant to the exercise of any Option, in whole or in part, until qualified for delivery under such securities laws and regulations as the Board of Directors may deem to be applicable thereto and until payment in full of the Option price is received by the Company in cash, by check or in shares of Common Stock as provided in Article 9 hereof. Neither the holder of an Option nor such holder's legal representative, legatee, or distributee shall be or be deemed to be a holder of any shares subject to such Option unless and until a certificate or certificates therefor is issued in his or her name or a person designated by him or her.

9.       Stock as Form of Exercise Payment

         A Grantee who owns shares of Common Stock may elect to use the previously acquired shares, valued at the Fair Market Value on the last Business Day preceding the date of delivery of such shares, to pay all or part of the exercise price of an Option, provided, however, that such form of payment shall not be permitted unless at least one hundred shares of such previously acquired shares are required and delivered for such purpose and the shares delivered have been held by the Grantee for at least six months.

10.      Withholding Taxes for Awards

         Each Grantee exercising an Option as a condition to such exercise shall pay to the Company the amount, if any, required to be withheld from distributions resulting from such exercise under applicable Federal, State and local income or other tax laws ("Withholding Taxes"). Such Withholding Taxes shall be payable as of the date income from the award is includable in the Grantee's gross income for Federal income tax purposes (the "Tax Date"). The Grantee may satisfy this requirement by remitting to the Company in cash or by check the amount of such Withholding Taxes or a number of previously owned shares of Common Stock having an aggregate Fair Market Value as of the last Business Day preceding the Tax Date equal to the amount of such Withholding Taxes.

11.      Transfer of Awards

         (a) Options granted under the Plan may not be transferred or disposed of except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code or Title I of the Employee Retirement Income Security Act, as amended or the rules thereunder, and, during the Grantee's lifetime, may be exercised only by said Grantee or by said Grantee's guardian or legal representative.

         (b) Any Common Stock acquired by exercise of an Option must be held until at least 2 (two) years have passed from the date of grant of such Option.

12.      Death, Disability, Retirement and Termination of Director Status

         (a) An Option which has not theretofore expired shall terminate at the time of the death of the Grantee or if the Grantee ceases to be a member of the Board, and no shares may thereafter be delivered pursuant to such Option, except that, subject to the condition that no Option may be exercised in whole or in part after the tenth anniversary of its Grant Date:

                (i) Upon the termination of Board membership of any such Grantee due to Disability or Retirement, the Grantee may, within a period of three years after the date of such termination, purchase some or all of the shares covered by the Grantee's Options which were exercisable immediately prior to such termination; and

                (ii) Upon the termination of Board membership of any such Grantee due to any reason other than the Grantee's death, Disability or Retirement, the Grantee may, within three months after the date of such termination, purchase some or all of the shares covered by the Grantee's Options which were exercisable immediately prior to such termination, provided that, notwithstanding the foregoing, the Options of a Grantee shall automatically terminate as of the date his or her directorship is terminated, if terminated on account of any act of (a) fraud or intentional misrepresentation, or (b) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Subsidiary; and

                (iii) Upon the death of any such Grantee while serving on the Board or of any such disabled or retired Grantee within the above-referenced period, the person or persons to whom the rights under the Option are transferred by will or the laws of descent and distribution may, within twelve months after the date of the Grantee's death, exercise some or all of the Grantee's Options which were exercisable on the date of death by the Grantee.

13.      Adjustment Upon Changes in Capitalization

         Changes in Capitalization. If the number of shares of Common Stock of the Company as a whole are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to this Plan, and in the number, kind, and per share exercise price of shares of Common Stock subject to unexercised Options or portions thereof granted prior to any such change. Any such adjustment in an outstanding Option, however, shall be made without a change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share covered by the Option.

         Subject to Section 13(a), in the event of a Change in Control of the Company, all outstanding Options (regardless of whether in tandem with Stock Appreciation Rights) shall become fully vested and exercisable, all Stock Appreciation Rights (regardless of whether in tandem with Options) shall become fully vested and exercisable, and all Restricted Stock Awards shall become fully vested.

         Dissolution or Liquidation. Upon the dissolution or liquidation of the Company, this Plan and the Options issued thereunder shall terminate, provided that such termination shall be delayed for a period determined by the Committee to accommodate the acceleration of vesting that occurs upon liquidation or dissolution of the Company, as described in Section 13(b).

14.      Legal Restrictions

         The Company will not be obligated to issue shares of Common Stock or make any payment if counsel to the Company determines that such issuance or payment would violate any law or regulation of any governmental authority or any agreement between the Company and any national securities exchange on which the Common Stock is listed. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company regarding such matters as the Company may deem desirable to assure compliance with all legal requirements. The Company shall in no event be obliged to take any action in order to cause the exercise of any award under the Plan.

15.      No Rights as Stockholders

         No Grantee, and no beneficiary or other person claiming through a Grantee, shall have any interest in any shares of Common Stock allocated for the purposes of the Plan or subject to any award until such shares of Common Stock shall have been transferred to the Grantee or such person. Furthermore, the existence of awards under the Plan shall not affect: the right or power of the Company or its stockholders to make adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure; the dissolution or liquidation of the Company, or the sale or transfer of any part of its assets or business; or any other corporate act, whether of a similar character or otherwise.

16.      Board Membership

         Nothing in the Plan or in any Option shall confer upon any Grantee any right to continue as a director of the Company or interfere in any way with the right of the Company's stockholders to remove a director at any time.

17.      Choice of Law

         The place of administration of the Plan will conclusively be deemed to be within the State of Maryland and the validity, construction, interpretation and administration of the Plan and any rules and regulations or determinations or decisions made thereunder, will be governed by, and determined exclusively and solely in accordance with, the laws of the State of Maryland. Without limiting the generality of the foregoing, the period within which any action arising under or in connection with the Plan, or any payment or Award made or purportedly made under or in connection therewith, must be commenced and will be governed by the laws of the State of Maryland, irrespective of the place where the act or omission complained of took place and of the residence of any party to such action and irrespective of the place where the action may be brought.

18.      Amendments and Discontinuance

         Subject to the limitation that the provisions of the Plan shall not be amended more than once every six months other than to comport with changes in the Code or regulations thereunder, the Board of Directors may alter, suspend, or discontinue the Plan, but may not, without the approval of a majority of the holders of the Common Stock, make any alteration or amendment thereof which operates (a) to increase the total number of shares which may be granted annually under the Plan, (b) to extend the term of the Plan or the Option periods provided in the Plan, (c) to decrease the Option price provided in the Plan, or otherwise materially increase the benefits accruing to Grantees through awards under the Plan, or (d) to modify the eligibility requirements for participation in the Plan.

19.      Effective Date and Duration of Plan

         The effective date of the Plan is May 27, 2005, which is the date on which the Plan was approved by the stockholders. Any amendment to this Plan will become effective upon approval by the Board of Directors; unless stockholder approval is deemed necessary in which case such amendment shall become effective upon approval by the stockholders. Unless previously terminated by the Board of Directors, this Plan shall terminate at the close of business on May 27, 2015, and no Option may be granted under it thereafter, but such termination shall not affect any Option theretofore granted.

Attest:

Secretary

   Adopted by the Board of Directors of the Company on April 26, 2005.

   Approved by the Stockholders of the Company at their meeting of May 27, 2005.

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